                                                                      SEMIANNUAL
                                                                          REPORT

                                                                   NEEDHAM FUNDS

Seeking to build wealth for long-term investors.


                                                Six Months Ended June 30, 2002
                                                                   (Unaudited)


                                                             Needham Growth Fund

                                                Needham Aggressive Growth Fund


                                                            {NEEDHAM FUNDS LOGO}
                                                               www.needhamco.com

[Needham Funds LOGO]

445 Park Avenue
New York, New York 10022-2606

1-800-625-7071
www.needhamco.com

Semiannual Report
For the Six Months Ended June 30, 2002
(Unaudited)

CONTENTS

LETTER FROM THE ADVISOR
  NEEDHAM GROWTH FUND                              1
  NEEDHAM AGGRESSIVE GROWTH FUND                   8
MAPPING THE CRISIS                                 7
SCHEDULE OF INVESTMENTS
  NEEDHAM GROWTH FUND                             12
  NEEDHAM AGGRESSIVE GROWTH FUND                  24
SCHEDULE OF SECURITIES SOLD SHORT
  NEEDHAM GROWTH FUND                             21
  NEEDHAM AGGRESSIVE GROWTH FUND                  27
STATEMENTS OF ASSETS AND LIABILITIES              28
STATEMENTS OF OPERATIONS                          29
STATEMENTS OF CHANGES IN NET ASSETS               30
FINANCIAL HIGHLIGHTS
  NEEDHAM GROWTH FUND                             31
  NEEDHAM AGGRESSIVE GROWTH FUND                  32
NOTES TO FINANCIAL STATEMENTS                     33

[PICTURE OF PETER J. R. TRAPP]

Peter J.R. Trapp
Portfolio Manager
--Needham Growth Fund

[PICTURE OF JAMES K. KLOPPENBURG]

James K. Kloppenburg
Portfolio Manager
-- Needham Aggressive Growth Fund


                                  [BAR GRAPH]

                              Comparative Indices

                                             1st QUARTER 2002*    2ND QUARTER 2002*
Dow Jones(1) Industrial Average                     4.26%               -10.72%
Russell(2) 2000 Index                               4.00%                -8.36%
S&P(3) 500 Index                                    0.27%               -13.40%
NASDAQ(4) Composite Index                          -5.30%               -20.64%
Morgan Stanley(5) High Tech Index                 -10.26%               -26.91%
S&P(6) Healthcare Index                            -0.64%               -16.69%
Bloomberg(7) Broadcast & Cable Stock Index          9.76%               -18.31%
S&P(8) Retail Index                                 2.05%                -8.80%
Philadelphia(9) Oil Service Index                  17.68%               -10.40%

*Source of data: Bloomberg

1. The Dow Jones Industrial Average is a price-weighted average of 30 blue-chips that are generally the leaders in their industry.
2. The Russell 2000 Index is a broad unmanaged index comprised of the smallest 2000 companies in the Russell 3000.
3. The S&P 500 Index is a broad unmanaged measure of the U.S. stock market.
4. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.
5. The Morgan Stanley High Tech Index is an equal dollar-weighted index of 35 stocks from 9 technology subsectors.
6. The S&P Health Care Index is a capitalization-weighted index of all stocks in the S&P 500 that are in the business of health care related products or services.
7. The Bloomberg Broadcasting & Cable Stock Index is a price-weighted index that measures the performance of the U.S. broadcasting and cable industries.
8. The S&P Retail Index is a capitalization-weighted index of all stocks in the S&P 500 that are in the retail industry.
9. The Philadelphia Oil Service Index is a price-weighted index of leading oil service companies.

Needham Growth Fund                                       SEMIANNUAL REPORT 2002
--------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to report our performance results for the Needham Growth Fund ("NGF" or the "Fund"), NASDAQ symbol NEEGX, for the six-month period ended June 30, 2002 ("6 months" or "1H02"), the year-ended June 30, 2002 ("1 Year"), the three-year period ended June 30, 2002 ("3 Years"), the five-year period ended June 30, 2002 ("5 Years") and since inception on January 1, 1996 ("Since Inception"). Our performance relative to the major indices can be found on page 2.

NGF seeks to create long-term, tax-efficient capital appreciation for its investors. To this end, NGF targets companies with products or services that are selling or marketing into high-growth markets. These companies normally have earnings growth of at least 15-20%, product and market dominance, and the ability to consolidate their market positions. They may also have a competitive advantage by acquiring and retaining more customers or driving costs down and profits up. NGF also looks for seasoned and motivated managements with records of building shareholder value. Companies with these characteristics sometimes find themselves in a temporary earnings downturn or shortfall or may be in a product transition. This often causes aggressive growth or momentum investors to sell. At this point, NGF may deem the stock to be reasonably priced and purchase it for long-term capital appreciation. Hence, the discipline called "Growth At a Reasonable Price" ("GARP").

What a 6 months! It feels like the intercept of the perfect storm: the first recession of the new century, continued international terrorism and the further threat of war; corporate malfeasance and accounting legerdemain-and it is only August 2002! By now most bubble pundits have expounded on the NASDAQ volatility but I still don't see enough focus on the length of the consolidation phase. Much has also been written during this period about the strength of the U.S. economy and the resiliency of the U.S. consumer. As a double dipper, I have been constantly challenged to demonstrate how this dip can happen with the perceived strength in the U.S. economy. The forces that, in my opinion, are not yet factored in are the imminent capitulation of the U.S. consumer, who represents two-thirds of the U.S. economy, the impact of a declining dollar on the balance of payments deficit and the burgeoning budget deficit. So far the recession has been more a corporate earnings recession, and less an economic recession. (A table mapping the crisis during the 1H02 appears on page 7.)

Turning to specific stocks, the top ten list includes four new stocks and one repeat performer. (see

                                  [BAR GRAPH]

                                                Performance Since        Performance Since
                          Performance           Inception(4) through     Inception(4) through
                          One year ended        June 30, 2002            June 30, 2002
                          June 30, 2002         Cumulative               Annualized

Needham Growth Fund      (22.45)%                 271.46%                  22.39%
S&P 500(1) Index         (17.99)%                  77.51%                   9.23%
S&P Midcap(2) Index       (4.71)%                 143.46%                  14.67%
Russell 2000(3) Index     (8.45)%                  60.48%                   7.55%

----------------------------
1. S&P 500 Index is a broad unmanaged measure of the U.S. stock market.
2. S&P 400 Midcap Index is a broad unmanaged measure of the U.S. stock market.
3. Russell 2000 Index is a broad unmanaged index comprised of the smallest 2000 companies in the Russell 3000.
4. The inception date of the Fund was 1/1/96.

Needham Growth Fund
--------------------------------------------------------------------------------

page 4) We sold our positions in Computer Associates International, Cablevision NY Group, Coherent Inc., and El Paso Corporation. Ensco International, Inc. dropped off the list when we took profits and reduced our position. New to the list are AU Optronics Corp., Harris Corp., Pioneer Natural Resources Co. and Talisman Energy, Inc.; reentering the list is Thermo Electron Corp.

AU Optronics is Taiwan's largest manufacturer of flat panel display (FPD) monitors and the third largest worldwide after Korea's LG Industries and Samsung. We are great believers in the FPD food chain from chips to test equipment to hardware. Even if the corporate and consumer PC replacement cycle is delayed into 4Q02 or 1H03, there are compelling reasons to replace CRTs with FPDs sooner, namely clarity, space and energy savings. Remember, FPDs range from micro-displays to PCs to TVs and large entertainment systems. These are all major growth markets. We participated in the IPO of AU Optronics and added to our position during the technology rout. Harris Corp. is a communications equipment manufacturer with exposure to both government and commercial sales in wireless, broadcast and network support. Pioneer Natural Resources and Talisman Energy are both oil and gas exploration and production companies. Pioneer's core assets are in Texas, Oklahoma and Kansas, providing 60-70% of their cash flow. Major discoveries are in deep-water Gulf of Mexico, Gabon, West Africa and South Africa. Talisman is the most internationally diversified North American independent exploration and production company, with 55% of its reserves in the North Sea, Southeast Asia and Africa. Despite these quality reserves, it is trading at a significant discount to its peers because of its Sudanese assets. Talisman has been engaged in negotiations to sell these assets, after which the stock will appeal to a significantly larger institutional audience.

Finally, Thermo Electron reappears in our top ten list, as we have added to our position on price weakness. You may recall we invested in Thermo Electron originally because management was committed to reinventing the organizational structure, capital structure and operational focus. The company is now focused in three major areas: life sciences, measurement and controls, and optical technologies. The next steps will be productivity improvements and driving growth.

We continue to believe in the mining, metals, defense and energy sectors in these unsettled times; they have performed relatively well in 1H02. Also, interest rates may stay at present levels for a while but with a weakening dollar, mounting budget deficits and a possible pickup in the economy next

      -------------------------------------------------------------------------------------------------------------
                                           COMPARATIVE PERFORMANCE STATISTICS
                BENCHMARKS             6 MONTHS       1 YEAR       3 YEARS(6)     5 YEARS(6)     SINCE INCEPTION(6)
      -------------------------------  --------      --------      --------        ------              ------
      Needham Growth Fund  (1)         (18.32%)      (22.45%)       12.16% (7)     17.03%(8)           22.39%(9)
      Dow Jones Industrial Average
        (2)                             (6.91%)      (10.30%)       (4.46%)         4.97%              11.51%
      S&P 500 Index  (3)               (13.15%)      (17.98%)       (9.61%)         2.93%               9.23%
      S&P 400 Midcap Index  (4)         (3.21%)       (4.71%)        6.41%         12.04%              14.67%
      Russell 2000 Index  (5)           (4.69%)       (8.42%)        1.89%          4.59%               7.55%
      -------------------------------------------------------------------------------------------------------------

1. Investment results calculated after reinvestment of dividends.
2. The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.
3. The S&P 500 Index is a broad unmanaged measure of the U.S. stock market.
4. The S&P 400 Midcap Index is a broad unmanaged measure of the U.S. stock market.
5. The Russell 2000 Index is a broad unmanaged index comprised of the smallest 2000 companies in the Russell 3000.
6. Compound annual growth rate. Assumes all dividends are reinvested in shares of the Fund.
7. Total return for the three years was 41.11%, assuming all dividends were reinvested in shares of the Fund.
8. Total return for the five years was 119.50%, assuming all dividends were reinvested in shares of the Fund.
9. Total return since inception was 271.46%, assuming all dividends were reinvested in shares of the Fund. The inception date of the Fund was 1/1/96.
Note: The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment results and the principal value of an investment will vary. Past performance noted above does not guarantee future results. When shares are redeemed, they may be worth more or less than their original cost. Since inception, the Fund's Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

                                                          SEMIANNUAL REPORT 2002
--------------------------------------------------------------------------------

year, investors should continue to reallocate their investments from financial to real assets as interest rates eventually rise. This trend will continue to focus investment interest in these areas as well as real estate, basic materials, other depletable resources and collectibles.

Our primary focus remains in the technology/ telecommunications area, our core competency at Needham & Company, representing 39.5% of our net exposure, down sharply from 56.0% at December 31, 2001. This decline occurred from the sale of several positions and the significant decline in the market value of our technology portfolio holdings. Our oil services/industrial/metals net exposure rose significantly from 16.3% to 30.6% on June 30, 2002 due to an increase in market values and commitment to the area. Media/leisure/entertainment/ cable exposure declined from 8.1% at December 31, 2001 to 3.5% at June 30, 2002 due to a combination of sales of unprofitable positions and a significant decline in market value of our cable portfolio holdings. Our retailing/business services net exposure declined slightly as we replaced highly profitable long sales with value names in both retailing and casual dining and also increased our short positions. We raised our cash levels from 9.2% to 16.9% despite incurring redemptions during the quarter and indeed will continue to raise cash in preparation for an increased commitment to technology as valuations become more realistic.

With apologies to Oscar Wilde, we are all learning "The Importance of Being Honest" or maybe the more appropriate analogy is Sheridan's "A School for Scoundrels." With trillions of dollars of market value lost so far during the 2000-2002 bear market, one could be excused for thinking that the worst might be over. We are challenged by corrupt and greedy managements, corrupt and greedy accountants, misleading financial statements, lax regulatory oversight and greedy and self-serving analysts and bankers (follow the events on page 7). The shame is not that some miscreants will land in jail, others will be banned from the business or that markets continue to decline. The greater shame is that investor confidence and participation in the worldwide capital markets is declining, and this has negative long-term implications for capital formation and investments. The investing public's cynicism about this sorry state of affairs is increasing significantly, as is government regulation. None of this is good for the free flow of goods, capital and ideas, the cornerstones of our capitalist economy and society. Ever an optimist, I am hoping that we will have a quick cleansing of the system and move forward to rebuild these institutions. Indeed, I believe that the market has discounted all our current concerns ranging from terrorism to corporate malfeasance to a double dip in the economy that would extend the corporate profit recession into 2003. It is possible that we have seen an

                                  [BAR GRAPH]

                         NEEDHAM GROWTH FUND NET ASSETS

                                ($ IN THOUSANDS)
 6/30/96                                       $9,625
12/31/96                                      $14.379
 6/30/97                                      $25,396
12/31/97                                      $21,769
 6/30/98                                      $18,579
12/31/98                                      $17,946
 6/30/99                                      $27,656
12/31/99                                      $42,144
 6/30/00                                      $67,923
12/31/00                                      $76,070
 6/30/01                                     $277,695
12/31/01                                     $348,387
 6/30/02                                     $374,292

                                  [BAR GRAPH]
                    NEEDHAM GROWTH FUND SHAREHOLDER ACCOUNTS

 6/30/96                                        298
12/31/96                                        495
 6/30/97                                        770
12/31/97                                        751
 6/30/98                                        612
12/31/98                                        546
 6/30/99                                        516
12/31/99                                        535
 6/30/00                                        683
12/31/00                                        985
 6/30/01                                      2,587
12/31/01                                      3,508
 6/30/02                                      5,678

Needham Growth Fund
--------------------------------------------------------------------------------

intermediate low in the markets recently. I do believe, however, that we can retest these recent lows in September or October as third quarter corporate earnings may be even weaker than second quarter earnings. The key to a more constructive market, in my opinion, will be the guidance and vision corporate executives provide looking into 2003. So the double dip (in the economy) may become the double bottom (in the market).

Meanwhile, we at NGF wait patiently for the resolution of these issues and position ourselves accordingly. We will continue to maintain our positions in energy, mining and defense. We do not envision increasing our exposure to retailing/ business services and media/leisure/cable/entertainment. We will, however, continue to monitor healthcare/medical devices/pharmaceuticals for value opportunities and continue to increase our cash levels. Ironically, the area that I am most enthused about for 2H02, especially 4Q02, and 2003 is technology! As the poet William Blake said, "If a fool would persist in this folly, he would be wise." Technology is still the growth engine of the U.S. economy and still enhances productivity.

Current opportunities for technology include government spending (defense technology and IT outsourcing) and consumer electronics (digital photography, home entertainment and cell phones). While wireless penetration is high in the U.S. and Western Europe, there is big growth potential in Latin America, Mexico, China, the Pacific Rim and Eastern Europe. Indeed, handset sales in these last three areas should grow an average of 35% in 2001-2003 and still subscriber penetration will be significantly below U.S. and Western Europe levels. Most people are still just conversing on their cell phones, yet there are many other services and functions that will be added and that can grow exponentially. These include, among others, taking pictures, listening to music and PDA functions. The leveraged plays in the handset supply chain include, for the handset producers, the contract manufacturers, specialty software writers and the carriers, and, for the component makers, IC foundries and materials, test equipment, packaging and EDA software. Wireless and flat panel display are two of the major themes we will continue to focus on while awaiting a turnaround in PCs and their food chain, a pickup in corporate IT spending and a drawdown in excess capacity in the networking, optical and telecom space.

The Fund continues, for the patient investor, to outperform the comparable indices over the long-term, thanks to our focus on small to mid-cap companies, our GARP discipline, the sum of the parts valuation investments and our ability to short and hedge. The Fund also continues to focus on preservation of capital and long-term capital appreciation. While we have a superior investment record of over six and a half year period, I continue to advise

-------------------------------------------------------------------------------------------
                                     TOP TEN HOLDINGS*
                          SECURITY
------------------------------------------------------------        % OF TOTAL INVESTMENTS+
                                                                    -----------------------

 1) Motorola Inc.                                             MOT            3.42%
 2) AU Optronics                                              AUO            1.97%
 3) Honeywell International Inc.                              HON            1.95%
 4) Harris Corp.                                              HRS            1.72%
 5) Pioneer Natural Resources                                 PXD            1.44%
 6) Talisman Energy, Inc.                                     TLM            1.43%
 7) Boeing Co.                                                BA             1.42%
 8) Weatherford International Ltd.                            WFT            1.37%
 9) AT&T Corp.                                                T              1.35%
10) Thermo Electron Corp.                                     TMO            1.30%


           TOP TEN HOLDINGS = 17.37% OF PORTFOLIO

* Current portfolio holdings may not be indicative of future portfolio holdings.

+ Percentage of total investments includes all stocks, fixed income securities and options plus cash minus all short
  positions.
-------------------------------------------------------------------------------------------

                                                          SEMIANNUAL REPORT 2002
--------------------------------------------------------------------------------

shareholders and potential investors to expect short-term disappointments, temper expectations and focus on realistic investment goals and returns. We are in a period where equity and fixed-income returns are competitive and high double-digit after-tax equity returns are a fond memory of the bubble era. We believe that patience, however, will be well rewarded, as compound annual equity returns from 1960 to 2000, which included five bear market phases of various lengths, have outperformed five-year maturity fixed-income returns by 4% (11.5% versus 7.5%). While 4% may not seem much, please read my footnote opposite for the dollar comparisons.(1)

Morningstar(TM) recalibrated its rating system effective June 30, 2002. Now its star system is allocated by investment style (e.g., Mid-Cap Growth, Small Cap Value, etc.), whereas previously it had been allocated to four broad categories of securities (e.g., domestic equities, taxable bonds, etc.) The Fund continues to be rated five stars by Morningstar(TM) overall(2) and we also continue to receive favorable press and TV coverage for our style (GARP), structure (a long-short mutual fund) and long-term results. (see page 2.)

For those of you who have invested, whether recently or over the life of the Fund, we thank you for your confidence and support. We are disappointed with our recent performance and have heretofore never underperformed the averages by this margin. Our biggest disappointments came from technology and telecommunications, which were especially weak during 1H02. Some of these stocks and the cable stocks were hit hard by actual and alleged accounting frauds; fraud is hard to detect prior to public disclosure. We can assure you that, while we cannot always avoid the short-term pain, we will continuously look to learn from our mistakes to attain our long-term goals. This is not an excuse but rather an explanation. I hope that investors will tolerate short-term underperformance and not allow that to outweigh our superior long-term performance.

-------------
(1) $100,000 invested for 40 years at 7.5% compounded semiannually produces $1.90 million while $100,000 invested for 40 years at 11.5% compounded semiannually produces $8.76 million, thus demonstrating the power of compounding for the patient investor.

(2) For each fund with at least a three-year history, Morningstar(TM) calculates a Morningstar(TM) Rating based on a Morningstar(TM) Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar(TM) Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar(TM) Rating metrics. The Needham Growth Fund was rated against the following numbers of U.S.-domiciled Mid-Cap Growth funds over the following time periods: 475 funds in the last three years and 322 funds in the last five years. With respect to these Mid-Cap Growth funds, the Needham Growth Fund received a Morningstar(TM) Rating of 5 stars, and 5 stars for the three-and five year periods, respectively. Past performance is no guarantee of future results.

      ----------------------------------------------------------------------------------------------
                                            SECTOR WEIGHTINGS
                                 SECTOR                              LONG       (SHORT)      TOTAL*
      ------------------------------------------------------------  ------      -------      -------
      Healthcare/Medical Devices/Pharmaceuticals                     6.44%      (2.55)%        3.89%
      Media/Leisure/Cable/Entertainment                              5.08%      (1.61)%        3.47%
      Oil Service/Industrial/Metals                                 32.24%      (1.60)%       30.64%
      Retail/Business Services/Financial                             9.44%      (6.48)%        2.96%
      Technology & Telecommunications                               43.44%      (3.96)%       39.48%
      Miscellaneous & Options                                        2.65%           --        2.65%
      Cash & Fixed Income                                           16.91%           --       16.91%
                                                                                             -------
                                                                                             100.00%
      * Percentage of total investments includes all stocks, fixed income securities and options plus cash minus all short positions.
      ----------------------------------------------------------------------------------------------

Needham Growth Fund
--------------------------------------------------------------------------------

Please be advised that the Needham Funds second shareholder conference will be held at The University Club, 1 West 57 St., New York, NY, on Thursday, October 17, between 7:00 am and 2:00 pm. We have invited top management from six of our portfolio holdings to make presentations. Please e-mail kwiegman@needhamco.com to reserve your place. Seating is limited and it is on a first-come, first-served basis, so please let us hear from you soon.

If you have any questions, thoughts or concerns, or would like to obtain a prospectus (which should be read carefully prior to investing in the Fund), please contact us at 1-800-625-7071, visit our Web site at www.needhamco.com or visit the Morningstar(TM) Web site at www.morningstar.com (enter NEEGX in the ticker field).

Yours sincerely,

/s/ Peter J.R. Trapp

Peter J.R. Trapp
Portfolio Manager

              ------------------------------------------
              GOOD IDEAS THAT WORKED(1)
              ------------------------------------------
               Gold Fields, Inc.
              ------------------------------------------
               Genesis Microchip (short)
              ------------------------------------------
               Cabot Microelectronics (short)
              ------------------------------------------
               Halliburton Co.
              ------------------------------------------
               Shaw Group, Inc.
              ------------------------------------------

              ------------------------------------------
              GOOD IDEAS AT THE TIME(2)
              ------------------------------------------
               Cablevision Systems Inc.
              ------------------------------------------
               Tyco International Ltd.
              ------------------------------------------
               Adelphia Communications Corp. - preferred
                stock
              ------------------------------------------
               Peregrine Systems Inc.
              ------------------------------------------
               Lucent Technologies Inc. - preferred
                stock
              ------------------------------------------

             (1) Realized and Unrealized Gains From 01/01/02 to 6/30/02
             (2) Realized and Unrealized Losses From 01/01/02 to 6/30/02

             For the six months ended June 30, 2002, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have a meaningful effect on the Fund's net assets. Past performance of these holdings is historical and does not guarantee future results.

                                                          SEMIANNUAL REPORT 2002
--------------------------------------------------------------------------------

                               MAPPING THE CRISIS
It's been a long six months . . .

                           [Mapping the Crisis Chart]

 Source: ISI Group

Needham Aggressive Growth Fund
--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to report (see below) the performance results for the Needham Aggressive Growth Fund ("NAGF" or the "Fund"), NASDAQ symbol NEAGX, for the quarter ended June 30, 2002 (2Q 02), 2002 year-to-date and from September 4, 2001 ("Since Inception"). The Fund fell 11.16% for the quarter ended June 30, 2002, 10.69% for the six months year-to-date and is up 0.30% since inception.

INVESTMENT STRATEGY

NAGF seeks to create long-term, tax-efficient capital appreciation for its investors. To this end, NAGF targets the equities of companies with strong, above-average prospective growth rates. The Fund invests, in general, in markets and industries with strong growth rates, focusing on the market leaders in these areas. These market leaders, especially as they break away from their competitors, tend to garner a disproportionate share of the positive financial returns. Also important is the long-term sustainability of that leadership position. Thus, the Fund looks for companies with strong management teams, superior balance sheets, above-average margins that can generate excess cash, strong R&D and brand spending in industries with high barriers to entry.

INVESTMENT PROFILE

A look at the mid-year sector weightings (see page 11) shows that cash and short-term investments were over 55.1% of the Fund's assets, down from 100% at the Fund's inception. We have used the first nine months of the Fund to initiate equity investments in multiple sectors including technology, health care, consumer and business services. We expect the cash position to be reduced further over the next six months as we find attractive investment opportunities in equities.

At the end of the second quarter, the market value of stocks sold short represented approximately 3.7% of the total net assets held by NAGF.

NAGF's top ten holdings at the end of the second quarter (in descending order of market value) were Nassda Corp., Axcan Pharma, Inc., Pacific Sunwear of California, Itron, Inc., EMS Technologies, Inc., Helix Technology Corp., Integrated Circuit Systems, Inc., PETCO Animal Supplies, Inc., Rogers Corp., and Photronics, Inc. The top ten holdings represented 12.7% of total investments. Please note that these portfolio holdings may not be indicative of future portfolio holdings and may change at any time.

      ----------------------------------------------------------------------------------------------
                                    COMPARATIVE PERFORMANCE STATISTICS
                               BENCHMARKS                           6 MONTHS      SINCE INCEPTION(5)
      ------------------------------------------------------------  --------      ------------------
      Needham Aggressive Growth Fund                                (10.69%)             0.30%
      Dow Jones Industrial Average  (1)                              (6.91%)            (6.14%)
      S&P 500 Index  (2)                                            (13.15%)           (11.59%)
      Nasdaq Composite Index  (3)                                   (24.84%)           (17.13%)
      Russell 2000 Index  (4)                                        (4.69%)             0.22%
      ----------------------------------------------------------------------------------------------

1. The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.
2. The S&P 500 Index is a broad unmanaged measure of the U.S. stock market.
3. The Nasdaq Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.
4. The Russell 2000 Index is a broad unmanaged index comprised of the smallest 2000 companies in the Russell 3000.
5. Date of inception 9/4/01.
Note: The average annual returns shown in the above table and accompanying footnotes are historical, reflect changes in share price and are net of expenses. The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment results and the principal value of an investment will vary. Past performance noted above does not guarantee future results. When shares are redeemed, they may be worth more or less than their original cost. Since inception, the Fund's Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

                                                          SEMIANNUAL REPORT 2002
--------------------------------------------------------------------------------

INVESTMENT ANALYSIS

We wrote in our last quarterly letter: "The U.S. equity markets in the first quarter of 2002 were marked by the growing belief that the U.S. economy was bottoming out and poised for a rebound colliding with the sobering reality that the sharp run up in equity prices in the fourth quarter of 2001 has brought the market back to valuation levels that make further price gains challenging."

Challenging has turned into the operative word. Whatever optimism there was at the beginning of 2002 has evaporated by the end of the second quarter. While most economists do not think we will slip back into recession, growth forecasts for the economy have been pared back, especially for the second half of 2002. The stock market had priced in a good recovery and stocks suffered in the June quarter as earnings expectations were reduced.

The post-9/11 euphoria that pushed the equity markets higher in the fourth quarter of 2001 has now completely vanished. That upbeat mood has been replaced by distrust and disillusionment as investors have come to realize that corporate misdeeds and accounting irregularities epitomized by Enron are more widespread than originally perceived. Treated no longer as isolated events, the emergence of a "scandal" at one company has triggered sell-offs in related names even in the absence of any suggestion of wrongdoing. No longer willing to give companies the benefit of the doubt, investors have become increasingly risk averse and will sell at the first hint of trouble.

The question has shifted in investors' minds from "how much will I make" to "how much could I lose?" The search for safe havens has been made more difficult by the fact that concerns about accounting and corporate governance cut across all industries and many "blue-chips" have been anything but rock solid. Rate of growth is no longer as attractive as quality of growth at present to investors. As a result, as confidence in the "reported numbers" drops with every new scandal, the stock market's price earnings multiple has been eroding.

We at the Needham Funds have been concerned for a while about the historically high P/E multiple of U.S. equities and have maintained a conservative posture in NAGF as seen in our large cash position (55.14% of total investments as of 6/30/02). While we had spent the first nine months of the Fund initiating a number of equity investments, we kept the position sizes modest as we believed the outlook did not warrant an aggressive stance. Frankly, we were not conservative enough.

While the high cash position allowed NAGF to outperform the S&P 500 and the NASDAQ Composite indices, falling 10.7% for the first half of 2002 vs. the 13.2% and 24.8% declines of the S&P 500 and

                                  [BAR GRAPH]

                   NEEDHAM AGGRESSIVE GROWTH FUND NET ASSETS

             ($ IN THOUSANDS)
 9/30/01                            $7,634
10/31/01                            $9,105
11/30/01                           $10,714
12/31/01                           $13,178
 6/30/02                           $17,210

                                  [BAR GRAPH]

              NEEDHAM AGGRESSIVE GROWTH FUND SHAREHOLDER ACCOUNTS

             ($ IN THOUSANDS)
 9/30/01                             $86
10/31/01                            $113
11/30/01                            $146
12/31/01                            $163
 6/30/02                            $256

Needham Aggressive Growth Fund
--------------------------------------------------------------------------------

NASDAQ Composite indices, respectively, we are not happy with the absolute returns.

Clearly this has not been an environment for aggressive growth names to shine and, given the charter of the Fund, it would be difficult to avoid all the carnage exacted upon growth stocks. Still, we could have used our hedging capabilities more aggressively. While our shorts contributed positively to our returns in the first half of 2002, our short exposure was too modest, we were too quick to cover our shorts and we relied too greatly on a large cash position for downside protection. What we did get right was concentrating our shorting activity in the technology sector, which has continued to underperform since the internet bubble burst in March of 2000.

During the second quarter, we stopped adding new names for diversification's sake and started to focus solely on the composition of the portfolio, adding to core positions on weakness and trimming names that we no longer deemed attractive due to either price or fundamentals.

OUTLOOK

While it was hard to anticipate the depth of the accounting scandals now plaguing the stock market, it has served to highlight the key lesson we are relearning: the importance of management to a successful investment. We at Needham have always put a premium on assessing the quality of managements when looking to make new investments. This very painful market has underscored the need to redouble our efforts at making this critical judgment call. We are making sure that we are looking not only at the operational capabilities and experience of management, but we are also examining the quality of the boards of directors, the executive compensation, the employee stock options and other criteria that can help us identify the more attractive opportunities. While this will always be a subjective judgment call, we think it is critical and that we have the depth of experience to benefit from it.

The distrust of Wall Street that has been growing as the Enron, Tyco, WorldCom and other scandals have unfolded is not a one-quarter phenomenon and has yet to be fully discounted by the markets. New disclosures still send stocks down hard and the collateral damage in some sectors remains a persistent source of risk. The headlines will eventually recede in magnitude, but we believe the newly rediscovered scrutiny of managements will continue to be a near-term deterrent to a better U.S. stock market.

The rising disillusionment with corporate managements, combined with a seasonally weak third quarter, the specter of increased mutual fund tax loss selling in September/October and the newest risk, the SEC mandated 8/14/02 deadline for CEO's and CFO's to personally certify reported financials,

--------------------------------------------------------------------------------------------
                                     TOP TEN HOLDINGS*
                          SECURITY
------------------------------------------------------------         % OF TOTAL INVESTMENTS+
                                                                     -----------------------

 1) Nassda Corp.                                              NSDA            1.50%
 2) Axcan Pharma, Inc.                                        AXCA            1.36%
 3) Pacific Sunwear of California                             PSUN            1.34%
 4) Itron, Inc.                                               ITRI            1.27%
 5) EMS Technologies, Inc.                                    ELMG            1.25%
 6) Helix Technology Corp.                                    HELX            1.25%
 7) Integrated Circuit Systems, Inc.                          ICST            1.22%
 8) PETCO Animal Supplies, Inc.                               PETC            1.21%
 9) Rogers Corp.                                              ROG             1.16%
10) Photronics, Inc.                                          PLAB            1.15%


       TOP TEN HOLDINGS = 12.71% OF TOTAL INVESTMENTS

* Current portfolio holdings may not be indicative of future portfolio holdings.

+ Percentage of total investments includes all stocks, fixed income securities and options plus cash minus all short
  positions.
--------------------------------------------------------------------------------------------

                                                          SEMIANNUAL REPORT 2002
--------------------------------------------------------------------------------

could keep the equity markets under pressure until at least the fall. The acceleration in selling that started in June has carried into the first half of July and shows no signs yet of abating. While we are starting to see more stocks approach valuation levels that would rekindle our interest on the long side, any new cash committed will be added slowly unless there is a sell-off of great enough magnitude to lead us to reinvest more aggressively. Even if we increase our gross long exposure, we will look to increase our short portfolio. We continue to believe that overall equity returns over the next several years will be modest and that good opportunities will exist both short and long.

CONCLUSION

We want to extend a very appreciative thanks to our investors for showing confidence in a new fund in such a challenging environment. We will be working hard to reward your confidence in the coming year and beyond by seeking out attractive long-term growth opportunities.

Please be advised that the Needham Funds second shareholder conference will be held at The University Club, 1 West 57 St., New York, NY, on Thursday, October 17, between 7:00 am and 2:00 pm. We have invited top management from six of our portfolio holdings to make presentations. Please e-mail kwiegman@needhamco.com to reserve your place. Seating is limited and it is on a first-come, first-served basis, so please let us hear from you soon.

If you have any questions, thoughts or concerns, or would like to obtain a prospectus (which should be read carefully before investing in the Fund), please contact us at 1-800-625-7071 or visit our website www.needhamco.com.

Yours sincerely,

/s/ James K. Kloppenburg
James K. Kloppenburg
Portfolio Manager

      ----------------------------------------------------------------------------------------------
                                            SECTOR WEIGHTINGS
                                 SECTOR                              LONG       (SHORT)      TOTAL*
      ------------------------------------------------------------  ------      -------      -------
      Healthcare/Medical Devices/Pharmaceuticals                     7.59%      (2.62)%        6.97%
      Media/Leisure/Cable/Entertainment                              1.10%           --        1.10%
      Oil Services/Industrial/Metals                                 5.12%      (0.67)%        4.45%
      Retail/Business Services/Financial                             8.00%           --        8.00%
      Technology & Telecommunications                               26.80%      (2.52)%       24.28%
      Miscellaneous & Options                                        0.06%           --        0.06%
      Cash & Fixed Income                                           55.14%           --       55.14%
                                                                                             -------
                                                                                             100.00%
      * Percentage of total investments includes all stocks, fixed income securities and options plus cash minus all short positions.
      ----------------------------------------------------------------------------------------------

Needham Funds
--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND
Schedule of Investments (Unaudited)
June 30, 2002

                                                                   Shares                 Value
-----------------------------------------------------------------------------------------------
COMMON STOCK - (82.6%)
-----------------------------------------------------------------------------------------------
BROADCASTING, MEDIA & ENTERTAINMENT - (1.3%)
Liberty Media Corp.*+                                             300,000          $  3,000,000
Walt Disney Co.+                                                  100,000             1,890,000
-----------------------------------------------------------------------------------------------
                                                                                      4,890,000
-----------------------------------------------------------------------------------------------
BUSINESS SERVICES - (0.6%)
Collectors Universe Inc.*                                         250,000               247,500
Costar Group, Inc.*+                                               75,000             1,539,750
New Horizons Worldwide Inc.*                                       42,500               433,075
-----------------------------------------------------------------------------------------------
                                                                                      2,220,325
-----------------------------------------------------------------------------------------------
CABLE TV & EQUIPMENT - (1.7%)
Comcast Corp.*                                                     50,000             1,192,000
Scientific-Atlanta, Inc.                                          200,000             3,290,000
Shaw Communications, Inc.+                                        140,000             1,568,000
United GlobalCom, Inc.*                                           125,000               343,750
-----------------------------------------------------------------------------------------------
                                                                                      6,393,750
-----------------------------------------------------------------------------------------------
COMPUTER HARDWARE - (0.3%)
Sun Microsystems, Inc.*+                                          250,000             1,252,500
-----------------------------------------------------------------------------------------------
CONTRACT MANUFACTURING & MATERIALS - (2.7%)
Coorstek, Inc.*+                                                   82,500             2,550,075
Manufacturers Services, Ltd.*                                     264,300             1,276,569
Merix Corp.*                                                      144,500             1,239,810
Parlex Corp.*+                                                     75,000               907,500
Pemstar, Inc.*                                                    410,000               545,300
Sanmina Corp.*                                                    200,000             1,262,000
Solectron Corp.*+                                                 350,000             2,152,500
-----------------------------------------------------------------------------------------------
                                                                                      9,933,754
-----------------------------------------------------------------------------------------------
DEFENSE & ELECTRONICS - (1.7%)
Boeing Co.                                                        100,000             4,500,000
Rockwell International Corp.+                                     100,000              1,998,00
-----------------------------------------------------------------------------------------------
                                                                                      6,498,000
-----------------------------------------------------------------------------------------------
EDA/CAD -- CAM/INTELLECTUAL PROPERTY - (0.8%)
Autodesk, Inc.                                                    100,000             1,325,000
MIPS Technologies Inc. Class B*                                   180,000             1,002,600
MSC Software Corp.*+                                               75,000               671,250
-----------------------------------------------------------------------------------------------
                                                                                      2,998,850
-----------------------------------------------------------------------------------------------
ELECTRONICS COMPONENTS & DISTRIBUTION - (0.7%)
KEMET Corp.*+                                                     150,000             2,679,000
-----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                          SEMIANNUAL REPORT 2002
--------------------------------------------------------------------------------

                                                                   Shares                 Value
-----------------------------------------------------------------------------------------------
ELECTRONICS & STORAGE - (2.6%)
Adaptec, Inc.*                                                    100,000          $    789,000
Advanced Digital Information Corp.*+                              150,000             1,264,500
Bell Microproducts, Inc.*                                         200,000             1,610,000
Crossroads Systems, Inc.*                                         247,500               252,450
Datalink Corporation*                                             400,000             1,324,000
Maxtor Corp.*                                                     100,000               452,000
Overland Data, Inc.*                                               98,000             1,615,040
Storage Technology Corp.+                                          90,000             1,437,300
Western Digital Corp.*+                                           325,000             1,056,250
-----------------------------------------------------------------------------------------------
                                                                                      9,800,540
-----------------------------------------------------------------------------------------------
ELECTRONICS, ELECTRICAL EQUIPMENT, &
  INSTRUMENTATION - (1.5%)
Electronics for Imaging, Inc.*+                                   110,000             1,750,100
In Focus Corp.*                                                    90,000             1,060,200
Robotic Vision Systems, Inc.*                                   1,102,739             1,014,520
Symbol Technologies, Inc.+                                        200,000             1,700,000
-----------------------------------------------------------------------------------------------
                                                                                      5,524,820
-----------------------------------------------------------------------------------------------
EXPLORATION, PRODUCTION, REFINING & STORAGE - (6.7%)
Chesapeake Energy Corp.*                                          400,000             2,880,000
Frontier Oil Corp.                                                125,000             2,200,000
Pioneer Natural Resources Co.*                                    175,000             4,558,750
Plains Resources, Inc.*+                                          136,000             3,638,000
Talisman Energy, Inc.                                             100,000             4,515,000
Tesoro Petroleum Corporation*                                     250,000             1,937,500
Ultra Petroleum Corp.*                                            225,000             1,707,750
Valero Energy Corp.+                                              100,000             3,742,000
-----------------------------------------------------------------------------------------------
                                                                                     25,179,000
-----------------------------------------------------------------------------------------------
FINANCIAL SERVICES - (1.0%)
First Cash Financial Services Inc.*                                67,000               613,720
Penn Treaty American Corp.*+                                      300,000             1,350,000
Phoenix Companies, Inc.+                                           99,800             1,831,330
-----------------------------------------------------------------------------------------------
                                                                                      3,795,050
-----------------------------------------------------------------------------------------------
FOUNDRIES - (2.0%)
AU Optronics Corp.*                                               750,000             6,232,500
United Microelectronics*                                          200,000             1,470,000
-----------------------------------------------------------------------------------------------
                                                                                      7,702,500
-----------------------------------------------------------------------------------------------
HEALTH CARE/DEATH CARE SERVICES - (1.3%)
DaVita, Inc.*+                                                     75,000             1,785,000
Pediatric Services of America, Inc.*                              134,400               943,488
Quintiles Transnational Corp.*+                                   100,000             1,249,000
Ventiv Health, Inc.*                                              300,000               846,000
-----------------------------------------------------------------------------------------------
                                                                                      4,823,488
-----------------------------------------------------------------------------------------------
HOSPITAL & PHYSICIAN MANAGEMENT - (1.0%)
Beverly Enterprises, Inc.*+                                       181,400             1,380,454
Matria Healthcare, Inc.*                                           87,836               722,012
U.S. Oncology Inc.*                                               180,000             1,499,400
-----------------------------------------------------------------------------------------------
                                                                                      3,601,866
-----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND
Schedule of Investments (Unaudited) (Continued)
June 30, 2002

                                                                   Shares                 Value
-----------------------------------------------------------------------------------------------
INDUSTRIAL CHEMICALS, RESINS & LAMINATES - (2.4%)
Applied Films Corp.*+                                              75,000          $    837,000
AXT, Inc.*+                                                       187,500             1,496,250
MacDermid, Inc.+                                                  100,000             2,150,000
Park Electrochemical Corp.*+                                      130,000             3,445,000
Southwall Technologies, Inc.*                                     188,800             1,017,632
-----------------------------------------------------------------------------------------------
                                                                                      8,945,882
-----------------------------------------------------------------------------------------------
LEISURE PRODUCTS - (1.3%)
Hasbro, Inc.+                                                     100,000             1,356,000
Vail Resorts, Inc.*+                                              200,000             3,420,000
-----------------------------------------------------------------------------------------------
                                                                                      4,776,000
-----------------------------------------------------------------------------------------------
MANUFACTURING & INDUSTRIAL EQUIPMENT - (3.7%)
Honeywell International, Inc.+                                    175,000             6,165,250
Shaw Group, Inc.+                                                 100,000             3,070,000
Sypris Solutions Inc.*                                            175,000             3,188,500
Unova, Inc.*                                                      250,000             1,622,500
-----------------------------------------------------------------------------------------------
                                                                                     14,046,250
-----------------------------------------------------------------------------------------------
MEDICAL DEVICES & SUPPLIES - (3.2%)
Boston Scientific Corp.*                                           72,500             2,125,700
ConMED Corp.*+                                                    145,500             3,249,015
D and K Healthcare Resources Inc.+                                 40,000             1,410,400
Thermo Electron Corp.*+                                           250,000             4,125,000
Viasys Healthcare, Inc.+                                           60,000             1,047,000
-----------------------------------------------------------------------------------------------
                                                                                     11,957,115
-----------------------------------------------------------------------------------------------
METALS & MINING - (2.6%)
Arch Coal, Inc.                                                   127,100             2,886,441
Gold Fields, Ltd.                                                 225,000             2,524,500
Newmont Mining Corp.                                              100,000             2,633,000
USEC, Inc.                                                        175,000             1,540,000
-----------------------------------------------------------------------------------------------
                                                                                      9,583,941
-----------------------------------------------------------------------------------------------
NETWORKING & COMMUNICATIONS EQUIPMENT - (1.5%)
3Com Corp.*                                                       300,000             1,320,000
Enterasys Networks, Inc.*+                                        350,000               623,000
Foundry Networks, Inc.*                                           100,000               703,000
Lucent Technologies, Inc.*                                        550,000               913,000
Packeteer, Inc.*                                                  355,000             1,569,100
Visual Networks, Inc.*                                            305,000               433,100
-----------------------------------------------------------------------------------------------
                                                                                      5,561,200
-----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                          SEMIANNUAL REPORT 2002
--------------------------------------------------------------------------------

                                                                   Shares                 Value
-----------------------------------------------------------------------------------------------
OIL/GAS EQUIPMENT & SERVICES - (10.1%)
Ensco International, Inc.                                          75,000          $  2,044,751
FMC Technologies, Inc.*+                                          125,000             2,571,250
Grant Prideco, Inc.*                                              200,000             2,720,000
Grey Wolf, Inc.*                                                  280,000             1,145,200
Oceaneering International, Inc.*                                  150,000             4,050,000
Offshore Logistics, Inc.*+                                        116,500             2,783,185
Patterson-UTI Energy, Inc.*                                       120,000             3,387,600
Precision Drilling Corp,*                                         100,000             3,474,000
Pride International, Inc.*                                        110,000             1,722,600
Superior Energy Services*                                         300,000             3,045,000
Trico Marine Services, Inc.*                                       75,000               509,250
Universal Compression Holdings, Inc.*                             134,500             3,226,655
Varco International, Inc.*+                                       155,000             2,718,700
Weatherford International, Ltd.*                                  100,000             4,320,000
-----------------------------------------------------------------------------------------------
                                                                                     37,718,191
-----------------------------------------------------------------------------------------------
OPTICAL COMPONENTS - (1.8%)
Agere Systems, Inc. - Class A*                                      5,389                 7,545
Agere Systems, Inc. - Class B*                                    132,281               198,422
Corning, Inc.*                                                    275,000               976,250
II-VI, Inc.*                                                      105,000             1,550,850
Newport Corp.*                                                    100,000             1,566,000
Orbotech, Ltd.*+                                                   75,000             1,702,499
Sonus Networks, Inc.*                                             460,000               929,200
-----------------------------------------------------------------------------------------------
                                                                                      6,930,766
-----------------------------------------------------------------------------------------------
POWER SEMICONDUCTORS - (0.5%)
Mercury Computer Systems, Inc.*                                    75,000             1,552,500
Semtech Corp.*                                                     15,000               400,500
-----------------------------------------------------------------------------------------------
                                                                                      1,953,000
-----------------------------------------------------------------------------------------------
POWER SUPPLY & MANAGEMENT - (0.7%)
American Power Conversion Corp.*                                  100,000             1,263,000
Artesyn Technologies, Inc.*+                                      195,000             1,263,795
-----------------------------------------------------------------------------------------------
                                                                                      2,526,795
-----------------------------------------------------------------------------------------------
RESTAURANTS AND LODGING - (1.5%)
CKE Restaurants, Inc.*                                            325,000             3,698,500
Yum! Brands, Inc.*                                                 60,000             1,755,000
-----------------------------------------------------------------------------------------------
                                                                                      5,453,500
-----------------------------------------------------------------------------------------------
SATELLITE EQUIPMENT & SERVICES - (1.6%)
Harris Corp.                                                      150,000             5,436,000
KVH Industries, Inc.*                                              75,000               564,750
-----------------------------------------------------------------------------------------------
                                                                                      6,000,750
-----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND
Schedule of Investments (Unaudited) (Continued)
June 30, 2002

                                                                   Shares                 Value
-----------------------------------------------------------------------------------------------
SEMICONDUCTORS CAPITAL EQUIPMENT - (3.7%)
ADE Corp.*                                                        103,700          $  1,187,365
Brooks-Pri Automation, Inc.*+                                      25,000               639,000
Electroglas, Inc.*                                                 50,000               500,000
FSI International, Inc.*                                          100,000               747,000
FSI International, Inc. (PP)*                                     150,000             1,120,500
GSI Lumonics, Inc.*+                                              100,000               770,000
Helix Technology Corp.+                                           109,527             2,256,256
Micro Component Technology Inc.*                                  125,000               312,250
Mykrolis Corp.*+                                                  100,400             1,185,724
Nova Measuring Instruments, Ltd.*                                  82,500               183,975
Photronics, Inc.*                                                 145,000             2,746,300
Three-Five Systems, Inc.*+                                        125,000             1,425,000
Trikon Technologies, Inc.*+                                       110,000               988,900
-----------------------------------------------------------------------------------------------
                                                                                     14,062,270
-----------------------------------------------------------------------------------------------
SEMICONDUCTORS MANUFACTURERS & COMMUNICATIONS
  DEVICES - (4.3%)
Actel Corp.*+                                                     100,000             2,102,000
Atmel Corp.*                                                      325,000             2,034,500
Celeritek, Inc.*                                                  130,000               858,000
Conexant Systems, Inc.*+                                          250,000               405,000
Integrated Device Technology, Inc.*                               110,000             1,995,400
LSI Logic Corp.*                                                  225,000             1,968,750
Microsemi Corp.*                                                  150,000               990,000
National Semiconductor Corp.*+                                    100,000             2,917,000
Standard Microsystems Corp.*                                       92,700             2,188,647
Xicor, Inc.*                                                      150,000               606,000
-----------------------------------------------------------------------------------------------
                                                                                     16,065,297
-----------------------------------------------------------------------------------------------
SOFTWARE - (4.3%)
Ascential Software Corp.*                                         305,000               850,950
Aspen Technology, Inc.*                                           150,000             1,251,000
BMC Software, Inc.*                                               100,000             1,660,000
Compuware Corp.*+                                                 150,000               910,500
Kronos, Inc.*+                                                    135,000             4,116,015
Legato Systems, Inc.*+                                            175,000               630,000
Mercator Software, Inc.*                                          225,000               342,000
Peregrine Systems, Inc.*                                          500,000               150,000
Rainbow Technologies, Inc.*                                       129,000               634,680
Roxio, Inc.*                                                       27,300               196,560
SPSS, Inc.*                                                       180,000             2,797,200
Sybase, Inc.*+                                                    200,000             2,110,000
Wind River Systems, Inc.*+                                         95,000               475,950
-----------------------------------------------------------------------------------------------
                                                                                     16,124,855
-----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                          SEMIANNUAL REPORT 2002
--------------------------------------------------------------------------------

                                                                   Shares                 Value
-----------------------------------------------------------------------------------------------
SPECIALTY RETAILING & MANUFACTURING - (5.9%)
American Eagle Outfitters, Inc.*                                  100,000          $  2,114,000
Barnes & Noble, Inc.*+                                             75,000             1,982,250
Brookstone, Inc.*                                                  70,000             1,241,800
Charming Shoppes, Inc.*+                                          400,000             3,456,000
CVS Corp.+                                                        100,000             3,060,000
G-III Apparel Group, Inc.*                                         74,500               569,925
Gadzooks, Inc.*                                                    75,000               944,250
Gap, Inc.+                                                        200,000             2,840,000
Pacific Sunwear of California, Inc.*                              100,000             2,217,000
Radioshack Corp.+                                                 125,000             3,757,500
-----------------------------------------------------------------------------------------------
                                                                                     22,182,725
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICE & EQUIPMENT - (1.7%)
ADC Telecommunications, Inc.*                                     150,000               343,500
Advanced Fibre Communications*                                    100,000             1,654,000
AT&T Corp.+                                                       400,000             4,280,000
Worldcom, Inc.*                                                   350,000                80,500
-----------------------------------------------------------------------------------------------
                                                                                      6,358,000
-----------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS AND EQUIPMENT - (5.9%)
Anaren Microwave, Inc.*                                           150,000             1,296,000
AT&T Wireless Services, Inc.*+                                    225,000             1,316,250
EMS Technologies, Inc.*                                            71,900             1,487,611
EMS Technologies, Inc. (PP)*                                      100,000             2,069,000
Ericsson Telephone Co.*+                                          400,000               576,000
Motorola, Inc.+                                                   750,000            10,815,000
REMEC, Inc.*+                                                     100,000               561,000
Skyworks Solutions, Inc.*                                         212,750             1,180,763
TriQuint Semiconductor, Inc.*+                                    200,000             1,282,000
Viasat, Inc.*+                                                    160,000             1,348,800
-----------------------------------------------------------------------------------------------
                                                                                     21,932,424
-----------------------------------------------------------------------------------------------
TOTAL COMMON STOCK (Cost $360,007,081)                                              309,472,404
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
INVESTMENT TRUSTS - (1.4%)
Central Fund Of Canada                                            750,000             3,202,500
H & Q Healthcare Investors Fund                                    61,388             1,063,854
H & Q Life Sciences Investors Fund                                 61,389               892,596
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT TRUSTS (Cost $5,395,567)                                             5,158,950
-----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND
Schedule of Investments (Unaudited) (Continued)
June 30, 2002

                                                                   Shares                 Value
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
PREFERRED STOCK - (0.8%)
-----------------------------------------------------------------------------------------------
CABLE TV & EQUIPMENT - (0.0%)
Adelphia Communications Corp. - Convertible Preferred Stock
  7.50%, 11/15/04, Series E                                       100,000          $     12,500
-----------------------------------------------------------------------------------------------
NETWORKING & COMMUNICATIONS EQUIPMENT - (0.8%)
Lucent - Convertible Preferred Stock, 8.00%, 08/01/31              60,000             2,940,000
-----------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCK (Cost $8,209,818)                                               2,952,500
-----------------------------------------------------------------------------------------------
                                                                      Par
-----------------------------------------------------------------------------------------------
CONVERTIBLE BONDS - (0.3%)
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICE & EQUIPMENT
Nortel Telecommunications, 4.25%, 09/01/08                      2,500,000             1,121,875
-----------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (Cost $2,282,472)                                             1,121,875
-----------------------------------------------------------------------------------------------
                                                                   Shares
-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - (9.9%)
Provident Institutional Fund - Tempcash Portfolio              18,509,344            18,509,344
The RBB Sansom Street Money Market Portfolio                   18,509,344            18,509,344
-----------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $37,018,688)                                      37,018,688
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - (95.0%) (Cost $412,913,626)                                     355,724,417
-----------------------------------------------------------------------------------------------
                                                                Number of
                                                                Contracts
-----------------------------------------------------------------------------------------------
NAME/EXPIRATION DATE/STRIKE PRICE
-----------------------------------------------------------------------------------------------
INVESTMENTS IN OPTIONS - (1.7%)
-----------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED - (0.9%)
-----------------------------------------------------------------------------------------------
BUSINESS SERVICES - (0.0%)
Sothebys Holding Inc., July 02, $17.50*                             1,000                10,000
-----------------------------------------------------------------------------------------------
CABLE TV & EQUIPMENT - (0.1%)
AOL Time Warner Inc., Jan. 04, $20.00*                              1,000               235,000
-----------------------------------------------------------------------------------------------
COMPUTER HARDWARE - (0.0%)
Apple Computers Inc., Jan. 03, $20.00*                                500                97,500
Dell Computer Corp., Aug. 02, $30.00*                               1,000                50,000
Gateway, Inc., Jan. 03, $7.50*                                      1,500                15,000
-----------------------------------------------------------------------------------------------
                                                                                        162,500
-----------------------------------------------------------------------------------------------
EXPLORATION, PRODUCTION, REFINING & STORAGE - (0.2%)
El Paso Corp., Jan. 04, $25.00*                                     1,600               560,000
-----------------------------------------------------------------------------------------------
METALS & MINING - (0.0%)
Gold Fields, Ltd., July 02, $15.00*                                 2,000                30,000
-----------------------------------------------------------------------------------------------
NETWORKING & COMMUNICATIONS EQUIPMENT - (0.0%)
Cisco Systems, Inc., Jan. 03, $12.50*                                 100                34,000
-----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                          SEMIANNUAL REPORT 2002
--------------------------------------------------------------------------------

                                                                Number of
                                                                Contracts                 Value
-----------------------------------------------------------------------------------------------
OIL/GAS EQUIPMENT & SERVICES - (0.3%)
BJ Services Co., July 02, $32.50*                                     475          $    123,500
BJ Services Co., Oct. 02, $37.50*                                   1,000               220,000
Halliburton Co., Jan. 03, $17.50*                                   2,500               481,250
Patterson-UTI Energy Inc., Aug. 02, $30.00*                         1,000               137,500
-----------------------------------------------------------------------------------------------
                                                                                        962,250
-----------------------------------------------------------------------------------------------
SEMICONDUCTORS MANUFACTURERS & COMMUNICATIONS
  DEVICES - (0.2%)
Advanced Micro Devices Inc., Jan. 03, $12.50*                       2,000               220,000
Advanced Micro Devices Inc., Jan. 04, $15.00*                       1,000               195,000
Genesis Microchip Inc., Sept. 02, $12.50*                             900                47,250
Texas Instruments Inc., Jan. 03, $30.00*                            1,500               270,000
-----------------------------------------------------------------------------------------------
                                                                                        732,250
-----------------------------------------------------------------------------------------------
SOFTWARE - (0.1%)
Citrix Systems Inc., Dec. 02, $7.50*                                1,000                85,000
Manugistics Group Inc., Oct. 02, $5.00*                             1,000               207,500
Microsoft Corp., Jan. 03, $60.00*                                     250               108,750
Oracle Corp., Jan. 03, $15.00*                                      1,000                45,000
Oracle Corp., Jan. 03, $17.50*                                      1,000                30,000
-----------------------------------------------------------------------------------------------
                                                                                        476,250
-----------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS AND EQUIPMENT - (0.0%)
Ericsson Telephone Co., Jan. 03, $7.50*                             2,000                 6,000
-----------------------------------------------------------------------------------------------
TOTAL CALL OPTIONS PURCHASED (Cost $6,790,475)                                        3,208,250
-----------------------------------------------------------------------------------------------
                                                                   Shares
-----------------------------------------------------------------------------------------------
WARRANTS - (0.0%)
-----------------------------------------------------------------------------------------------
ELECTRONICS & STORAGE - (0.0%)
Datalink Corporation, May 07, $4.50*                               68,000               104,731
-----------------------------------------------------------------------------------------------
ELECTRONICS, ELECTRICAL EQUIPMENT, &
  INSTRUMENTATION - (0.0%)
Robotic Vision System, Inc., Aug. 02, $1.46*                      220,547                    --
Robotic Vision System, Inc., May 05, $1.50*                       275,684                51,807
-----------------------------------------------------------------------------------------------
TOTAL WARRANTS PURCHASED - (Cost $212,900)                                              156,538
-----------------------------------------------------------------------------------------------
TOTAL CALL OPTIONS AND WARRANTS PURCHASED (Cost $7,003,375)                           3,364,788
-----------------------------------------------------------------------------------------------
                                                                Number of
                                                                Contracts
-----------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED - (0.8%)
-----------------------------------------------------------------------------------------------
BIOTECH & PHARMACEUTICALS - (0.0%)
Biogen, Inc., July 02, $35.00*                                        500                16,250
-----------------------------------------------------------------------------------------------
BROADCASTING, MEDIA & ENTERTAINMENT - (0.2%)
Walt Disney Co., July 02, $25.00*                                   1,000               615,000
-----------------------------------------------------------------------------------------------
DEFENSE & ELECTRONICS - (0.0%)
Boeing Co., July 02, $40.00*                                        1,000                25,000
-----------------------------------------------------------------------------------------------
EXPLORATION, PRODUCTION, REFINING & STORAGE - (0.0%)
Valero Energy Corp., Sept. 02, $35.00*                              1,000               170,000
-----------------------------------------------------------------------------------------------
HEALTH CARE/DEATH CARE SERVICES - (0.0%)
DaVita, Inc., Oct. 02, $22.50*                                        750               103,125
-----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND
Schedule of Investments (Unaudited) (Continued)
June 30, 2002

                                                               Number of
                                                               Contracts                  Value
-----------------------------------------------------------------------------------------------
MANUFACTURING & INDUSTRIAL EQUIPMENT - (0.1%)
Honeywell International, Inc., July 02, $35.00*                     1,750          $    223,125
-----------------------------------------------------------------------------------------------
MEDICAL DEVICES & SUPPLIES - (0.0%)
Boston Scientific Corp., Aug. 02, $30.00*                             750               153,750
-----------------------------------------------------------------------------------------------
METALS & MINING - (0.1%)
Gold Fields, Ltd., July 02, $15.00*                                   550               206,250
Newmont Mining Corp., Aug. 02, $25.00*                                500                70,000
Newmont Mining Corp., July 02, $30.00*                                250                98,750
-----------------------------------------------------------------------------------------------
                                                                                        375,000
-----------------------------------------------------------------------------------------------
OIL/GAS EQUIPMENT & SERVICES - (0.2%)
Ensco International, Inc., Sept. 02, $25.00*                          500                85,000
Grant Prideco, Inc., Oct. 02, $12.50*                               2,000               185,000
Halliburton Co., July 02, $15.00*                                   1,000                55,000
Nabors Industries Ltd., Sept. 02, $32.50*                             500               110,000
Weatherford International, Ltd., Aug. 02, $45.00*                   1,000               390,000
-----------------------------------------------------------------------------------------------
                                                                                        825,000
-----------------------------------------------------------------------------------------------
RESTAURANTS - (0.1%)
Yum! Brands, Inc., July 02, $30.00*                                   500                55,000
Yum! Brands, Inc., July 02, $32.50*                                   500               165,000
-----------------------------------------------------------------------------------------------
                                                                                        220,000
-----------------------------------------------------------------------------------------------
SOFTWARE - (0.1%)
Kronos, Inc., July 02, $30.00*                                        350                64,750
Kronos, Inc., July 02, $35.00*                                        350               171,500
-----------------------------------------------------------------------------------------------
                                                                                        236,250
-----------------------------------------------------------------------------------------------
TOTAL PUT OPTIONS PURCHASED (Cost $2,415,149)                                         2,962,500
-----------------------------------------------------------------------------------------------
TOTAL OPTIONS AND WARRANTS PURCHASED (Cost $9,418,524)                                6,327,288
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS AND OPTIONS PURCHASED - (96.7%)                                   362,051,705
-----------------------------------------------------------------------------------------------
Total Securities Sold Short and Options Written - (-14.1%)                          (52,951,858)
-----------------------------------------------------------------------------------------------
Cash and Other Assets, Less Other Liabilities - (17.4%)                              65,192,990
-----------------------------------------------------------------------------------------------
NET ASSETS - (100.0%)                                                              $374,292,837
-----------------------------------------------------------------------------------------------

 *   Non-income producing security.
 + Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
 PP  Private placement.

See accompanying notes to financial statements.

                                                          SEMIANNUAL REPORT 2002
--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND
Schedule of Securities Sold Short (Unaudited)
June 30, 2002

                                                                   Shares                 Value
-----------------------------------------------------------------------------------------------
SECURITIES SOLD SHORT - (-13.7%)
-----------------------------------------------------------------------------------------------
BIOTECH & PHARMACEUTICALS - (-0.3%)
Napro Biotherapeutics, Inc.*                                       25,000          $    164,000
Scios, Inc.*                                                       35,000             1,071,350
-----------------------------------------------------------------------------------------------
                                                                                      1,235,350
-----------------------------------------------------------------------------------------------
CONTRACT MANUFACTURING & MATERIALS - (-0.3%)
Benchmark Electronics, Inc.*                                       40,000             1,160,000
-----------------------------------------------------------------------------------------------
DEFENSE & ELECTRONICS - (-0.4%)
L-3 Communications Holdings, Inc.*                                 30,000             1,620,000
-----------------------------------------------------------------------------------------------
EDA/CAD - CAM/INTELLECTUAL PROPERTY - (-1.1%)
HPL Technologies, Inc.*                                           100,000             1,506,000
Synopsys, Inc.                                                     50,000             2,740,500
-----------------------------------------------------------------------------------------------
                                                                                      4,246,500
-----------------------------------------------------------------------------------------------
HOSPITAL & PHYSICIAN MANAGEMENT - (-1.5%)
Accredo Health, Inc.*                                              30,000             1,384,200
Kindred Healthcare*                                                50,000             2,223,500
MedQuist, Inc.*                                                    50,000             1,331,500
NDC Health Corp.                                                   25,000               697,500
-----------------------------------------------------------------------------------------------
                                                                                      5,636,700
-----------------------------------------------------------------------------------------------
LODGING & GAMING - (-1.4%)
Four Seasons Hotels, Inc.                                          35,000             1,641,500
Hilton Hotels Corp.                                                50,000               695,000
Marriott International, Inc.                                       25,000               951,250
Prime Hospitality Corp.*                                           11,700               151,983
Starwood Hotels & Resorts Worldwide, Inc.                          50,000             1,644,500
-----------------------------------------------------------------------------------------------
                                                                                      5,084,233
-----------------------------------------------------------------------------------------------
MANUFACTURING & INDUSTRIAL EQUIPMENT - (-0.5%)
Black & Decker Corp.*                                              40,000             1,928,000
-----------------------------------------------------------------------------------------------
MEDICAL DEVICES & SUPPLIES - (-0.3%)
Endocare, Inc.*                                                    40,000               528,400
Sunrise Assisted Living, Inc.*                                     25,000               670,000
-----------------------------------------------------------------------------------------------
                                                                                      1,198,400
-----------------------------------------------------------------------------------------------
METALS & MINING - (-0.4%)
Barrick Gold Corp.                                                 50,000               949,500
Placer Dome, Inc.                                                  50,000               560,500
-----------------------------------------------------------------------------------------------
                                                                                      1,510,000
-----------------------------------------------------------------------------------------------
NETWORKING & COMMUNICATION EQUIPMENT - (-0.1%)
Packeteer, Inc.                                                    57,500               254,150
-----------------------------------------------------------------------------------------------
POWER SUPPLY & MANAGEMENT - (-0.6%)
Astropower, Inc.*                                                  90,000             1,767,600
Ballard Power Systems, Inc.*                                       30,000               493,800
-----------------------------------------------------------------------------------------------
                                                                                      2,261,400
-----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------

Schedule of Securities Sold Short (Unaudited) (Continued)
June 30, 2002

                                                                   Shares                 Value
-----------------------------------------------------------------------------------------------
RESTAURANTS - (-2.3%)
Applebee's International, Inc.*                                    37,500          $    853,500
Brinker International, Inc.*                                       25,000               793,750
Darden Restaurants, Inc.                                           30,500               753,350
P.F. Chang's China Bistro, Inc.                                    75,000             2,356,500
Panera Bread Company*                                              80,000             2,757,600
Ruby Tuesday, Inc.                                                 47,500               921,500
-----------------------------------------------------------------------------------------------
                                                                                      8,436,200
-----------------------------------------------------------------------------------------------
SEMICONDUCTORS CAPITAL EQUIPMENT - (-0.2%)
Credence Systems Corp.*                                            40,000               710,800
-----------------------------------------------------------------------------------------------
SEMICONDUCTORS MANUFACTURERS & COMMUNICATIONS
  DEVICES - (-0.2%)
Intersil Holding Corp.*                                            15,000               320,700
Zoran Corp.                                                        10,000               229,100
-----------------------------------------------------------------------------------------------
                                                                                        549,800
-----------------------------------------------------------------------------------------------
SOFTWARE - (-.9%)
Cognizant Technology Solutions Corp.*                              20,000             1,075,000
Infosys Technologies Ltd. ADR                                      25,000             1,280,000
THQ, Inc.                                                          15,000               447,300
Wipro Limited*                                                     17,500               524,475
-----------------------------------------------------------------------------------------------
                                                                                      3,326,775
-----------------------------------------------------------------------------------------------
SPECIALTY RETAILING & MANUFACTURING - (-3.2%)
AnnTaylor Stores Corp.*                                            35,000               888,650
Best Buy Co., Inc.*                                                15,000               544,500
Harley-Davidson, Inc.                                              30,000             1,538,100
Liz Claiborne, Inc.                                                35,000             1,113,000
Lowe's Companies, Inc.                                             30,000             1,362,000
May Department Stores Co.                                          35,000             1,152,550
Starbucks Corp.                                                    30,000               745,500
Timberland Co.*                                                    35,000             1,253,700
Whole Foods Market, Inc.                                           40,000             1,928,800
Williams-Sonoma, Inc.*                                             50,000             1,533,000
-----------------------------------------------------------------------------------------------
                                                                                     12,059,800
-----------------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT (Proceeds $54,448,678)                                   51,218,108
-----------------------------------------------------------------------------------------------
                                                                Number of
                                                                Contracts
-----------------------------------------------------------------------------------------------
NAME/EXPIRATION DATE/STRIKE PRICE
-----------------------------------------------------------------------------------------------
WRITTEN OPTIONS - (-0.4%)
-----------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN - (-0.1%)
-----------------------------------------------------------------------------------------------
METALS & MINING - (-0.1%)
Gold Fields, Ltd., Oct. 02, $15.00*                                 1,000               105,000
-----------------------------------------------------------------------------------------------
RESTAURANTS - (-0.0%)
Yum! Brands, Inc., July 02, $32.50*                                 1,000                17,500
-----------------------------------------------------------------------------------------------
TOTAL CALL OPTIONS WRITTEN (Premium Received $204,494)                                  122,500
-----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                          SEMIANNUAL REPORT 2002
--------------------------------------------------------------------------------

                                                                Number of
                                                                Contracts                 Value
-----------------------------------------------------------------------------------------------
NAME/EXPIRATION DATE/STRIKE PRICE
-----------------------------------------------------------------------------------------------
PUT OPTIONS WRITTEN - (-0.3%)
-----------------------------------------------------------------------------------------------
EXPLORATION, PRODUCTION, REFINING & STORAGE - (-0.1%)
Kinder Morgan Inc., Aug. 02, $40.00*                                1,250          $    475,000
-----------------------------------------------------------------------------------------------
OIL/GAS EQUIPMENT & SERVICES - (-0.1%)
Ensco International, Inc., Sept. 02, $30.00*                        1,000               410,000
-----------------------------------------------------------------------------------------------
SEMICONDUCTORS CAPITAL EQUIPMENT - (-0.0%)
Brooks - Pri Automation, Inc., Aug. 02, $25.00*                       250                50,000
-----------------------------------------------------------------------------------------------
SEMICONDUCTORS MANUFACTURERS & COMMUNICATIONS
  DEVICES - (-0.0%)
Genesis Microchip Inc., July 02, $12.50*                              500               207,500
-----------------------------------------------------------------------------------------------
SOFTWARE - (-0.1%)
Citrix Systems Inc., Dec. 02, $7.50*                                1,000               235,000
Manugistics Group Inc., Jan. 03, $7.50*                               850               233,750
-----------------------------------------------------------------------------------------------
                                                                                        468,750
-----------------------------------------------------------------------------------------------
TOTAL PUT OPTIONS WRITTEN (Premium Received $1,403,690)                               1,611,250
-----------------------------------------------------------------------------------------------
TOTAL OPTIONS WRITTEN (Premium Received $1,608,184 )                                  1,733,750
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT AND OPTIONS WRITTEN - (-14.1%)                          (52,951,858)
-----------------------------------------------------------------------------------------------
Total Investments and Options Purchased - (96.7%)                                   362,051,705
-----------------------------------------------------------------------------------------------
Cash and Other Assets, Less Other Liabilities - (17.4%)                              65,192,990
-----------------------------------------------------------------------------------------------
NET ASSETS - (100.0%)                                                              $374,292,837
-----------------------------------------------------------------------------------------------

 * Non-income producing security.

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------
NEEDHAM AGGRESSIVE GROWTH FUND
Schedule of Investments (Unaudited)
June 30, 2002

                                                                   Shares                Value
----------------------------------------------------------------------------------------------
COMMON STOCK - (46.7%)
----------------------------------------------------------------------------------------------
BIOTECH & PHARMACEUTICALS - (4.7%)
Abbott Laboratories+                                                3,000          $   112,950
American Pharmaceutical Partners, Inc.*                            13,000              160,680
Axcan Pharma Inc.*                                                 15,000              224,100
CV Therapeutics, Inc.*                                              7,500              139,650
Pfizer, Inc.                                                        5,000              175,000
----------------------------------------------------------------------------------------------
                                                                                       812,380
----------------------------------------------------------------------------------------------
CABLE TV & EQUIPMENT - (1.1%)
Cablevision Systems Corp. Cl-A*                                     4,000               37,840
Comcast Corp. Cl-A*+                                                6,000              143,040
----------------------------------------------------------------------------------------------
                                                                                       180,880
----------------------------------------------------------------------------------------------
CONTRACT MANUFACTURING AND MATERIAL - (1.3%)
DDI Corp.*                                                         20,000               19,980
Manufacturers Services Ltd.*                                       15,000               72,450
Solectron Corp.                                                    20,000              123,000
----------------------------------------------------------------------------------------------
                                                                                       215,430
----------------------------------------------------------------------------------------------
EDA/CAD - CAM/INTELLECTUAL PROPERTY - (2.0%)
ARM Holdings PLC-Spons ADR*                                        25,000              163,000
Parthus Technologies PLC*                                          20,000               64,000
Synplicity, Inc.*                                                  25,000              114,500
----------------------------------------------------------------------------------------------
                                                                                       341,500
----------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & DISTRIBUTION - (4.1%)
Cymer, Inc.*                                                        2,500               87,600
Nassda Corp.*                                                      20,000              247,400
Rogers Corp.*                                                       7,000              191,170
Verisity Ltd.*+                                                    10,000              173,400
----------------------------------------------------------------------------------------------
                                                                                       699,570
----------------------------------------------------------------------------------------------
ELECTRONICS & STORAGE - (0.5%)
Datalink Corporation*                                              25,000               82,750
----------------------------------------------------------------------------------------------
ELECTRONICS, ELECTRICAL EQUIPMENT, &
  INSTRUMENTATION - (0.4%)
Robotic Vision Systems, Inc.*                                      82,705               76,089
----------------------------------------------------------------------------------------------
EXPLORATION, PRODUCTION, REFINING, & STORAGE - (1.1%)
Valero Energy Corp.                                                 5,000              187,100
----------------------------------------------------------------------------------------------
FINANCIAL SERVICES - (0.5%)
State Street Boston Corp.                                           2,000               89,400
----------------------------------------------------------------------------------------------
FOUNDRIES - (1.0%)
AU Optronics Corp.*                                                20,000              166,200
----------------------------------------------------------------------------------------------
HEALTH CARE/DEATH CARE SERVICES - (1.9%)
Cerner Corp.*                                                       3,000              143,490
Tripos, Inc.*                                                       8,000              174,400
----------------------------------------------------------------------------------------------
                                                                                       317,890
----------------------------------------------------------------------------------------------

HOSPITALS & PHYSICIAN MANAGEMENT - (0.7%)
Universal Health Services Inc. Class B*                             2,500          $   122,500
----------------------------------------------------------------------------------------------
INDUSTRIAL CHEMICALS, RESINS, & LAMINATES - (0.6%)
Park Electrochemical Corp.                                          4,000              106,000
----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                          SEMIANNUAL REPORT 2002
--------------------------------------------------------------------------------

                                                                   Shares                Value
----------------------------------------------------------------------------------------------
MANUFACTURING & INDUSTRIAL EQUIPMENT - (0.8%)
Honeywell International, Inc.+                                      4,000          $   140,920
----------------------------------------------------------------------------------------------
METALS & MINING - (0.8%)
Precision Castparts Corp.                                           4,000              132,000
----------------------------------------------------------------------------------------------
OIL/GAS EQUIPMENT & SERVICES - (2.2%)
Itron, Inc.*                                                        8,000              209,840
Varco International Inc.*                                          10,000              175,400
----------------------------------------------------------------------------------------------
                                                                                       385,240
----------------------------------------------------------------------------------------------
OPTICAL COMPONENTS - (1.2%)
Newport Corp.+                                                      6,000               93,960
Orbotech, Ltd.*+                                                    5,000              113,500
----------------------------------------------------------------------------------------------
                                                                                       207,460
----------------------------------------------------------------------------------------------
RESTAURANTS AND LODGING - (0.9%)
Yum! Brands, Inc.*+                                                 5,000              146,250
----------------------------------------------------------------------------------------------
SATELLITE EQUIPMENT & SERVICES - (1.1%)
Harris Corp.+                                                       5,000              181,200
----------------------------------------------------------------------------------------------
SEMICONDUCTOR MANUFACTURERS & COMMUNICATION DEVICES - (0.8%)
Microsemi Corp.*                                                   10,000               66,000
Xicor, Inc.*                                                       20,000               80,800
----------------------------------------------------------------------------------------------
                                                                                       146,800
----------------------------------------------------------------------------------------------
SEMICONDUCTORS CAPITAL EQUIPMENT - (6.3%)
FSI International Inc.*                                            10,000               74,700
FSI International Inc.* (PP)                                        5,000               37,350
Helix Technology Corp.                                             10,000              206,000
Integrated Circuit Systems, Inc.*                                  10,000              201,900
Photronics, Inc.*                                                  10,000              189,400
Synaptics Inc.*                                                    15,000              113,100
Taiwan Semiconductor Manufacturing Co. Ltd. ADR                     9,900              128,700
Texas Instruments, Inc.                                             6,000              142,200
----------------------------------------------------------------------------------------------
                                                                                     1,093,350
----------------------------------------------------------------------------------------------
SOFTWARE - (2.9%)
Kronos, Inc.*                                                       5,000              152,445
Manugistics Group Inc.*                                            10,000               61,100
NetIQ Corp.*+                                                       7,000              158,410
Peregrine Systems, Inc.*                                           10,000                3,000
Plumtree Software, Inc.*                                           10,000               49,800
Witness Systems, Inc.                                              10,000               73,799
----------------------------------------------------------------------------------------------
                                                                                       498,554
----------------------------------------------------------------------------------------------
SPECIALITY RETAILING & MANUFACTURING - (6.3%)
American Eagle Outfitters, Inc.*                                    6,000              126,840
Brookstone, Inc.*                                                   5,000               88,700
Furniture Brands International, Inc.*                               5,000              151,250
Gap, Inc.+                                                          8,000              113,600
Nautilus Group, Inc.*                                               6,000              183,600
Pacific Sunwear of California, Inc.*                               10,000              221,700
Petco Animal Supplies, Inc.*                                        8,000              199,280
----------------------------------------------------------------------------------------------
                                                                                     1,084,970
----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------
NEEDHAM AGGRESSIVE GROWTH FUND
Schedule of Investments (Unaudited) (Continued)
June 30, 2002

                                                                Shares                   Value
----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICE & EQUIPMENT - (0.3%)
Triton PCS Holdings, Inc.*                                         15,000          $    58,500
----------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS & EQUIPMENT - (3.2%)
EMS Technologies Inc.*+                                            10,000              206,900
Motorola, Inc.                                                     11,000              158,620
Triquint Semiconductor, Inc.                                       15,000               96,150
Viasat, Inc.*+                                                     10,000               84,300
----------------------------------------------------------------------------------------------
                                                                                       545,970
----------------------------------------------------------------------------------------------
TOTAL COMMON STOCK (Cost $9,376,382)                                                 8,018,903
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - (28.0%)
PNC Bank Money Market Fund                                      3,100,000            3,100,000
Provident Institutional Fund - Tempcash Portfolio                 859,902              859,902
The RBB Sansom Street Money Market Portfolio                      859,902              859,902
----------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $4,819,804)                                       4,819,804
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - (Cost $14,196,186)                                              12,838,707
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
WARRANTS - (0.1%)
----------------------------------------------------------------------------------------------
ELECTRONICS, ELECTRICAL EQUIPMENT, &
  INSTRUMENTATION - (0.0%)
Robotic Vision Systems Inc., Aug. 02, $1.46*                       16,541                   --
Robotic Vision Systems Inc., May 05, $1.50*                        20,676                3,885
----------------------------------------------------------------------------------------------
                                                                                         3,885
----------------------------------------------------------------------------------------------
ELECTRONICS & STORAGE - (0.1%)
Datalink Corporation, May 07, $4.50*                                4,000                6,161
----------------------------------------------------------------------------------------------
TOTAL WARRANTS (Cost $15,395)                                                           10,046
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS AND WARRANTS PURCHASED - (74.8%) (Cost $14,211,581)               12,848,753
----------------------------------------------------------------------------------------------
Total Securities Sold Short - (-3.7%)                                                 (627,390)
----------------------------------------------------------------------------------------------
Cash and Other Assets, Less Other Liabilities - (28.9%)                              4,976,554
----------------------------------------------------------------------------------------------
NET ASSETS - (100.0%)                                                              $17,197,917
----------------------------------------------------------------------------------------------

 *   Non-income producing security.
 + Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
 PP  Private placement.

See accompanying notes to financial statements.

                                                          SEMIANNUAL REPORT 2002
--------------------------------------------------------------------------------

NEEDHAM AGGRESSIVE GROWTH FUND
Schedule of Securities Sold Short (Unaudited)
June 30, 2002

                                                               Shares                Value
------------------------------------------------------------------------------------------
SECURITIES SOLD SHORT - (-3.7%)
------------------------------------------------------------------------------------------
EDA/CAD - CAM/INTELLECTUAL PROPERTY - (-0.9%)
HPL Technologies Inc.*                                         10,000          $   150,600
------------------------------------------------------------------------------------------
MEDICAL DEVICES & SUPPLIES - (-0.6%)
Bausch & Lomb, Inc.                                             3,000              101,550
------------------------------------------------------------------------------------------
SEMICONDUCTORS CAPITAL EQUIPMENT - (-2.2)%
Advanced Energy Industries*                                     5,000              110,900
Credence Systems Corp.*                                         7,000              124,390
Silicon Laboratories, Inc.*                                     5,000              139,950
------------------------------------------------------------------------------------------
                                                                                   375,240
------------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT (Proceeds $642,847)                                    627,390
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT - (-3.7%)                                             (627,390)
------------------------------------------------------------------------------------------
Total Investments and Warrants Purchased - (74.8%)                              12,848,753
------------------------------------------------------------------------------------------
Cash and Other Assets, Less Other Liabilities - (28.9%)                          4,976,554
------------------------------------------------------------------------------------------
NET ASSETS - (100.0%)                                                          $17,197,917
------------------------------------------------------------------------------------------

 * Non-Income Producing security.

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------

Statements of Assets and Liabilities (Unaudited)
June 30, 2002

                                                                                      NEEDHAM
                                                                    NEEDHAM         AGGRESSIVE
                                                                  GROWTH FUND       GROWTH FUND
-----------------------------------------------------------------------------------------------
ASSETS:
-----------------------------------------------------------------------------------------------
Investments, at Value (Cost $412,913,626 and $14,196,186,
  respectively)                                                   $355,724,417      $12,838,707
Option and Warrant Contracts Purchased, at Value (Cost
  $9,418,524 and $15,395, respectively)                              6,327,288           10,046
Cash                                                                 7,195,231        4,276,474
Receivables:
  Dividends and Interest                                               673,922           20,791
  Investment Securities Sold                                        74,312,284          855,907
  Fund Shares Sold                                                   1,878,115           30,000
Prepaid Expenses and Other Assets                                       22,798            5,917
-----------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                  446,134,055       18,037,842
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
LIABILITIES:
-----------------------------------------------------------------------------------------------
Securities Sold Short, at Value (Proceeds $54,448,678 and
  $642,847, respectively)                                           51,218,108          627,390
Option Contracts Written, at Value (Proceeds $1,608,184)             1,733,750               --
Payables:
  Investment Securities Purchased                                   15,241,524           41,600
  Fund Shares Redeemed                                               1,955,441           12,006
Accrued Expenses and Other Liabilities                               1,692,395          158,929
-----------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                              71,841,218          839,925
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
NET ASSETS                                                        $374,292,837      $17,197,917
-----------------------------------------------------------------------------------------------
Shares Outstanding $.001 Par Value
  (Authorized 800,000,000 and 100,000,000, respectively)            16,499,574        1,715,498
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                $22.69           $10.03
-----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                          SEMIANNUAL REPORT 2002
--------------------------------------------------------------------------------

Statements of Operations (Unaudited)
For the Six Months Ended June 30, 2002

                                                                                      NEEDHAM
                                                                    NEEDHAM          AGGRESSIVE
                                                                  GROWTH FUND       GROWTH FUND
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------
Interest                                                          $    559,932      $    56,650
Dividends                                                              757,083            6,805
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                              1,317,015           63,455
------------------------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------------------------
Investment Advisory Fees                                             2,565,413          101,990
Distribution Fees                                                      513,532           20,450
Administration and Accounting Fees                                     175,426           23,375
Custodian Fees                                                          50,139            6,175
Legal Fees                                                              34,712           20,671
Shareholders' Reports                                                   29,753            2,646
Directors Fees                                                          17,852            1,000
Transfer Agent Fees                                                     15,000            8,250
Audit Fees                                                              20,828           14,822
Filing Fees                                                             26,782            3,980
Insurance Expense                                                        3,880              191
Other Expenses                                                          39,298            6,641
------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                       3,492,615          210,191
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
LESS: FEES WAIVED AND/OR EXPENSES REIMBURSED                                --           (6,580)
------------------------------------------------------------------------------------------------
NET EXPENSES                                                         3,492,615          203,611
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                 (2,175,600)        (140,156)
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  SECURITIES
------------------------------------------------------------------------------------------------
Net Realized Gain on Investment Securities                           7,726,190          386,778
Net Realized Loss on Options                                       (10,046,244)              --
Change in Unrealized Appreciation (Depreciation) of
  Investment Securities and Option Contracts                       (79,736,902)      (2,224,944)
------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENT SECURITIES                                  (82,056,956)      (1,838,166)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(84,232,556)     $(1,978,322)
------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                                              NEEDHAM AGGRESSIVE
                                                                NEEDHAM GROWTH FUND              GROWTH FUND
--------------------------------------------------------------------------------------------------------------------
                                                             Six Months                   Six Months
                                                               Ended                         Ended
                                                              June 30,      Year Ended     June 30,     Period Ended
                                                                2002       December 31,      2002       December 31,
                                                            (Unaudited)        2001       (Unaudited)      2001*
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
--------------------------------------------------------------------------------------------------------------------
Net Investment Loss                                         $ (2,175,600)  $ (2,274,051)  $  (140,156)  $   (37,360)
Net Realized Gain (Loss) on Investment Securities              7,726,190     (6,481,631)      386,778       358,320
Net Realized Loss on Option Contracts                        (10,046,244)    (3,919,129)           --            --
Change in Unrealized Appreciation (Depreciation) of
  Investment Securities and Option Contracts                 (79,736,902)    18,534,329    (2,224,944)      877,573
--------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 (84,232,556)     5,859,518    (1,978,322)    1,198,533
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders                                         --             --            --            --
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (Note 5)                          110,138,366    266,457,998     5,998,517    11,979,189
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                  25,905,810    272,317,516     4,020,195    13,177,722
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------------------
Beginning of Period                                          348,387,027     76,069,511    13,177,722            --
End of Period                                               $374,292,837   $348,387,027   $17,197,917   $13,177,722
--------------------------------------------------------------------------------------------------------------------

 * The Needham Aggressive Growth Fund commenced operations on September 4, 2001.

See accompanying notes to financial statements.

                                                          SEMIANNUAL REPORT 2002
--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND
Financial Highlights

                               Six Months Ended    Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
For a Share Outstanding         June 30, 2002     December 31,   December 31,   December 31,   December 31,   December 31,
Throughout each Period           (Unaudited)          2001           2000           1999           1998           1997
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  Period                           $  27.78         $  24.77       $ 26.47        $ 17.27        $ 14.42        $ 14.49
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)          (0.07)           (0.29)        (0.12)         (0.03)         (0.30)          0.06
Net Realized and Unrealized
  Gains (Losses) on
  Securities                          (5.02)            3.30          2.57          12.55           3.16           2.26
--------------------------------------------------------------------------------------------------------------------------
Total from Investment
  Operations                          (5.09)            3.01          2.45          12.52           2.86           2.32
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income                    --               --            --             --          (0.01)         (0.05)
Net Realized Gains                       --               --         (4.15)         (3.32)            --          (2.31)
In Excess of Net Realized
  Gains                                  --               --            --             --             --          (0.03)
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                      --               --         (4.15)         (3.32)         (0.01)         (2.39)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD                           $  22.69         $  27.78       $ 24.77        $ 26.47        $ 17.27        $ 14.42
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                         (18.32)%#         12.15%         7.40%         79.72%         19.85%         15.66%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
  (thousands)                      $374,293         $348,387       $76,070        $42,144        $17,946        $21,769
--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average
  Net Assets                           1.70%*           1.87%         2.19%          2.50%          2.50%          2.50%
Ratio of Expenses to Average
  Net Assets (Excluding
  Waivers and Reimbursement
  of Expenses)                         1.70%*           1.87%         2.19%          2.84%          3.44%          3.29%
Ratio of Net Investment
  Income (Loss) to Average
  Net Assets                          (1.06)%*         (1.04)%       (1.07)%        (1.63)%        (1.72)%         0.37%
Ratio of Net Investment
  Income (Loss) to Average
  Net Assets (Excluding
  Waivers and Reimbursement
  of Expenses)                        (1.06)%*         (1.04)%       (1.07)%        (1.97)%        (2.66)%        (0.42)%
Portfolio Turnover Rate                  76%*            150%          187%           145%           586%           724%

 * Annualized.
 # Non-annualized.

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------

NEEDHAM AGGRESSIVE GROWTH FUND
Financial Highlights

                                                              Six Months Ended    September 4,
                                                                  June 30,             to
For a Share Outstanding                                             2002          December 31,
Throughout each Period                                          (Unaudited)          2001**
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $ 11.23           $ 10.00
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                        (0.07)            (0.03)
Net Realized and Unrealized Gains (Losses) on Securities            (1.13)             1.26
----------------------------------------------------------------------------------------------
Total from Investment Operations                                    (1.20)             1.23
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
----------------------------------------------------------------------------------------------
Net Investment Income                                                  --                --
Net Realized Gains                                                     --                --
Total Distributions                                                    --                --
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $ 10.03           $ 11.23
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
TOTAL RETURN                                                       (10.69)%#          12.30%#
----------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)                             $17,198           $13,178
----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                              2.50%*            2.50%*
Ratio of Expenses to Average Net Assets
  (Excluding Waivers and Reimbursement of Expenses)                  2.58%*            4.05%*
Ratio of Net Investment Income (Loss) to Average Net Assets         (1.72)%*          (1.23)%*
Ratio of Net Investment Income (Loss) to Average Net Assets
  (Excluding Waivers and Reimbursement of Expenses)                 (1.80)%*          (2.78)%*
Portfolio Turnover Rate                                                80%*              45%*

 *   Annualized.
 #   Non-annualized.
 **  The Needham Aggressive Growth Fund commenced operations on September 4,
     2001.

See accompanying notes to financial statements.

                                                          SEMIANNUAL REPORT 2002
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)

1. ORGANIZATION

Needham Growth Fund ("NGF") and Needham Aggressive Growth Fund ("NAGF") or ("the Portfolios"), are portfolios of The Needham Funds, Inc. (the "Fund"), which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Needham Funds, Inc. was organized as a Maryland corporation on October 12, 1995.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: Investments in securities (including options) listed or traded on a nationally recognized securities exchange are valued at the last quoted sales price on the date the valuations are made. Securities regularly traded in the over-the-counter market are valued at the last quoted sales price on the NASDAQ System. If no sales price is available for a listed or NASDAQ security, or if the security is not listed on NASDAQ, such security is valued at a price equal to the mean of the latest bid and ask prices. All other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors.

Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required. During the year ended December 31, 2001, NGF and NAGF each reclassified the current year's accumulated net investment loss to paid-in capital and accumulated net realized gains, in the amounts of $2,274,051 and $37,360, respectively. Net investment loss and net assets were not affected by this reclassification.

Capital losses after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. After October 31, 2001 NGF incurred and will elect to defer net capital losses in the approximate amount of $8,602,000 during the year ended December 31, 2002. NAGF did not have any post-October losses.

At December 31, 2001, NGF had a capital loss carryforward for federal income tax purposes of approximately $1,284,000 which expires December 31, 2009.

Temporary Borrowings: The Portfolios have entered into agreements with the Custodial Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated daily based on the Federal Funds Rate plus one percent. Each Portfolio may borrow from banks up to 25% of its total assets and may pledge its assets in connection with these borrowings, provided that no additional investments shall be made while borrowings exceed 5% of its total assets. There were no outstanding borrowings at June 30, 2002.

Other: Security transactions are accounted for on the date the securities are purchased or sold. The cost (proceeds) of investments sold (bought to cover) are determined on a specific identification basis for the purpose of determining gains or losses on sales and buys to cover short positions. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

The Fund has engaged Needham Investment Management L.L.C. (the "Adviser") to manage its investments. The Fund pays the Adviser a fee at the annual rate of 1.25% of the average daily net asset value of the Fund.

Needham Funds
--------------------------------------------------------------------------------

Notes to Financial Statements (Continued)


The Adviser has voluntarily agreed to waive its fee for, and to reimburse expenses of, the Fund in an amount that operates to limit annual operating expenses for the six months ended June 30, 2002 to not more than 2.50% of average daily net assets. For the six months ended June 30, 2002, the Adviser waived advisory fees in the amount of $6,580 for NAGF. The Adviser waived none of its fees for NGF during the six months ended June 30, 2002.

PFPC Inc. ("PFPC") acts as the Fund's Administrator. The Fund pays PFPC a fee at the annual rate of 0.10% of the average daily net asset value of the Fund, subject to certain minimums. PFPC also acts as the Fund's shareholder servicing agent and transfer agent.

Certain officers and directors of the Fund are also officers and directors of the Adviser.

4. DISTRIBUTIONS TO SHAREHOLDERS

No distributions were paid to shareholders of either NGF or NAGF for the period ended June 30, 2002, or for the year ended December 31, 2001.

As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                         NGF     NAGF
-------------------------------------------------------
Undistributed ordinary income            --    $745,098
Undistributed long-term gain             --          --
Unrealized appreciation                  --          --
-------------------------------------------------------
                                         --    $745,098
-------------------------------------------------------

5. CAPITAL SHARE TRANSACTIONS

As of June 30, 2002, the Fund had authorized 800,000,000 and 100,000,000 shares of $.001 par value capital stock for NGF and NAGF, respectively.

Transactions in capital stock were as follows:

NEEDHAM GROWTH FUND
Six Months Ended June 30, 2002
---------------------------------------------------------
                                 Amount         Shares
---------------------------------------------------------
Shares sold                   $ 231,455,273     8,609,363
Shares issued in
  reinvestment of
  distributions                          --            --
---------------------------------------------------------
Shares redeemed                (121,316,907)   (4,650,396)
---------------------------------------------------------
Net Increase                  $ 110,138,366     3,958,967
---------------------------------------------------------

Year Ended December 31, 2001
---------------------------------------------------------
                                Amount          Shares
---------------------------------------------------------
Shares sold                  $ 429,591,377     15,587,378
Shares issued in
  reinvestment of
  distributions                         --             --
---------------------------------------------------------
                               429,591,377     15,587,378
---------------------------------------------------------
Shares redeemed               (163,133,379)    (6,118,425)
---------------------------------------------------------
Net Increase                 $ 266,457,998      9,468,953
---------------------------------------------------------

NEEDHAM AGGRESSIVE GROWTH FUND
Six Months Ended June 30, 2002
---------------------------------------------------------
                                  Amount        Shares
---------------------------------------------------------
Shares sold                     $6,483,878        587,306
Shares issued in reinvestment
  of distributions                     --              --
---------------------------------------------------------
Shares redeemed                  (485,361)        (45,599)
---------------------------------------------------------
Net Increase                    $5,998,517        541,707
---------------------------------------------------------

Period Ended December 31, 2001
---------------------------------------------------------
                                 Amount         Shares
---------------------------------------------------------
Shares sold                    $11,979,279      1,173,799
Shares issued in
  reinvestment of
  distributions                         --             --
---------------------------------------------------------
                                11,979,279      1,173,799
Shares redeemed                        (90)            (8)
---------------------------------------------------------
Net Increase                   $11,979,189      1,173,791
---------------------------------------------------------

6. DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Fund pays Needham & Company, Inc. and any other distributor or financial institution with which the Fund has an agreement, a fee at an annual rate of 0.25 of 1% of the Fund's daily average net assets. For the six months ended June 30, 2002, NGF and NAGF incurred distribution fees in the amount of $513,532 and $20,450, respectively, a portion of which were paid to Needham & Company, Inc.

7. INVESTMENT TRANSACTIONS

The following summarizes the aggregate amount of purchases and sales of investment securities and

                                                          SEMIANNUAL REPORT 2002
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited) (Continued)

securities sold short, excluding short-term securities, during the six months ended June 30, 2002.

                               Purchases        Sales
---------------------------------------------------------
NEEDHAM GROWTH FUND
Long transactions             $230,819,626   $134,328,412
Short sale transactions        227,741,391    225,293,965
---------------------------------------------------------
Total                         $458,561,017   $359,622,377
---------------------------------------------------------
---------------------------------------------------------
NEEDHAM AGGRESSIVE GROWTH FUND
Long transactions             $  7,883,420   $  3,069,356
Short sale transactions            770,888      1,246,930
---------------------------------------------------------
Total                         $  8,654,308   $  4,316,286
---------------------------------------------------------

At June 30, 2002, net unrealized appreciation and depreciation for federal income tax purposes of investment securities was as follows:

                              Gross          Gross
                         Unrealized     Unrealized
                       Appreciation   Depreciation            Net
-----------------------------------------------------------------
Needham Growth Fund    $ 27,243,806   $(84,419,247)  $(57,175,441)
Needham Aggressive
  Growth Fund          $    578,100   $ (1,925,471)  $ (1,347,371)
-----------------------------------------------------------------

8. OPTION TRANSACTIONS

The Portfolios may write call and put options on securities they own or have the right to acquire, and may purchase put and call options on individual securities and indices written by others. Put and call options give the holder the right to sell or purchase, respectively, a specified amount of a security at a specified price on a certain date.

The Portfolios are subject to market risk associated with changes in the value of the underlying financial instrument, as well as the risk of loss of appreciation if a counterparty fails to perform. For exchange-traded contracts, the exchange acts as the counterparty to specific transactions, and therefore, bears the risk of delivery to and from counterparties of specific positions.

Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options on stock indices differ from options on securities in that the exercise of an option on a stock index does not involve delivery of the actual underlying security and is settled in cash only. Call and put options purchased at June 30, 2002 and their related market values are included in the accompanying Schedules of Investments.

When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which have expired are recorded by the Portfolio on the expiration date as realized gains from option transactions. When a Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the option was written. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has a realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option.

A summary of options written by NGF for the six months ended June 30, 2002 is as follows:

                                 Number of       Premium
Options Written                  Contracts      Received
--------------------------------------------------------
Options outstanding at
  beginning of period               16,350   $ 3,694,866
Options written                     22,950     4,878,063
Options repurchased                (24,775)   (5,759,698)
Options expired                     (7,600)   (1,187,542)
Options exercised                      (75)      (17,505)
--------------------------------------------------------
Options outstanding at June 30,
  2002                               6,850   $ 1,608,184
--------------------------------------------------------

9. SHORT SALE TRANSACTIONS

During the six months ended June 30, 2002, the Portfolios sold securities short. An equivalent amount of securities owned by the Portfolios are segregated as collateral while the short sales are outstanding. At June 30, 2002, the market value of securities separately segregated to cover short positions was $95,931,000 and $1,434,000 for NGF and NAGF, respectively. For financial statement purposes,

Needham Funds
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited) (Continued)

an amount equal to the settlement amount is included in the accompanying Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Securities sold short at June 30, 2002 and their related market values and proceeds are set forth in the accompanying Schedules of Securities Sold Short.

10. COMPONENTS OF NET ASSETS

At June 30, 2002 net assets consisted of:

                                               Needham
                                 Needham    Aggressive
                             Growth Fund   Growth Fund
------------------------------------------------------
Paid-in Capital              $445,524,335  $17,800,190
Accumulated Net Realized
  Gain (Loss)                (14,056,057)      745,098
Net Unrealized Appreciation
  (Depreciation) of
  Investment Securities      (57,175,441)   (1,347,371)
------------------------------------------------------
Total Net Assets             $374,292,837  $17,197,917
------------------------------------------------------

11. FINANCIAL INSTRUMENTS

In June 1998, The Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities." This statement established accounting and reporting standards for derivative instruments, certain derivative instruments embedded in other contracts and hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the Statement of Assets and Liabilities and measure those instruments at fair value. The accounting for changes in the fair value of a derivative depends on the use of the derivative and the resulting designation. This statement, as amended by SFAS No. 137, is effective for all fiscal years beginning after June 15, 2000. The Fund has always maintained a policy of valuing its securities positions and derivative instruments at market values or estimated fair values and of including any realized gains or losses in income. The adoption of SFAS No. 133 has not resulted in a valuation or an accounting change in the accompanying financial statements.

In the normal course of its business, the Portfolios may trade various financial instruments with off-balance sheet risk. These financial instruments include securities sold short and exchange traded options. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market values of the securities underlying the financial instruments may be in excess of the amounts recognized in the financial statements.

Securities sold short represent obligations of the Portfolios to make future delivery of specific securities and, correspondingly, create an obligation to purchase the securities at market prices prevailing at the later delivery date (or to deliver the securities if already owned by the Portfolios). As a result, short sales create the risk that the Portfolios' ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received on the liability recorded in the financial statements.

{NEEDHAM FUNDS LOGO}

445 Park Avenue
New York, New York 10022-2606
1-800-625-7071

Investment Adviser:
Needham Investment Management L.L.C.
445 Park Avenue
New York, NY 10022-2606

   President
   John C. Michaelson

   Executive Vice Presidents
   and Portfolio Managers
   James K. Kloppenburg
    -  Needham Aggressive Growth Fund
   Peter J. R. Trapp
    -  Needham Growth Fund

   Directors
   George A. Needham
   John C. Michaelson
   Roger W. Johnson
   James P. Poitras
   F. Randall Smith

Distributor:
Needham & Company, Inc.
445 Park Avenue
New York, NY 10022-2606
212-371-8300

Administrator, Shareholder Servicing
Agent and Transfer Agent:
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809
1-800-625-7071

Custodian:
PFPC Trust Company
8800 Tinicum Boulevard
3rd Floor Suite 200
Philadelphia, PA 19153

Counsel:
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, NY 10103

Independent Accountants:
Ernst & Young LLP
5 Times Square
New York, NY 10036

                                                                      SEMIANNUAL
                                                                          REPORT
                                                   NEEDHAM SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
Seeking to build wealth for long-term investors.

                                                     For the Period May 22, 2002
                                                                to June 30, 2002
                                                                     (Unaudited)

                                                            [NEEDHAM FUNDS LOGO]
                                                               WWW.NEEDHAMCO.COM

[NEEDHAM FUNDS LOGO]
445 Park Avenue
New York, New York 10022-2606

1-800-625-7071
WWW.NEEDHAMCO.COM

CONTENTS

LETTER FROM THE ADVISOR                            1
SCHEDULE OF INVESTMENTS                            3
SCHEDULE OF SECURITIES SOLD SHORT                  6
STATEMENT OF ASSETS AND LIABILITIES                7
STATEMENT OF OPERATIONS                            8
STATEMENT OF CHANGES IN NET ASSETS                 9
FINANCIAL HIGHLIGHTS                              10
NOTES TO FINANCIAL STATEMENTS                     11

                                                          SEMIANNUAL REPORT 2002
--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to report on page 2 the performance results for the Needham Small Cap Growth Fund ("NSCGF" or the "Fund"), NASDAQ symbol NESGX, for the abbreviated quarter ended June 30, 2002 (which included May 22 to June 30, 2002.)

INVESTMENT STRATEGY

Needham Small Cap Growth Fund (the "Fund") seeks long-term, tax-efficient capital appreciation by investing primarily in equity securities of smaller growth companies which the Fund believes are trading at a discount to their underlying value yet have the potential for superior long-term growth. Under normal conditions, the Fund invests at least 80% of its total assets in equity securities of domestic issuers that have market capitalizations of $2 billion or less and are listed on a nationally recognized securities exchange or traded on the Nasdaq System. The Fund will invest, in general, in companies with strong growth potential which, for a variety of reasons, including the market's inefficiencies, are trading at a discount to their underlying value where a catalyst is in place to eliminate that discount. Central to the Fund's investment strategy is a sound valuation discipline that seeks to acquire growth companies at reasonable prices. The Fund seeks tax efficiency by holding securities for a period of twelve months or more to obtain long-term capital gain treatment and by offsetting capital gains on the sale of securities with capital losses.

INVESTMENT PROFILE

At the end of the second quarter, the market value of stocks sold short represented 4.41% of total investments held by NSCGF.

NSCGF's top ten holdings at the end of the second quarter (in descending order of market value) were Photronics. Inc., ConMed Corp., Blyth, Inc., ADC Telecommunications, AU Optronics Corp., Pemstar Inc., Anaren Microwave, Chesapeake Energy, BTU International, Inc., and Finisar Corp. The top ten holdings represented 23.27% of total investments. Please note that these portfolio holdings may not be indicative of future portfolio holdings and may change at any time.

INVESTMENT ANALYSIS

We bought too many longs, too soon; we did not sell sufficient stocks short, to take advantage of this market; and the holders of the Small Cap Growth Fund suffered the consequences. The first quarter of 2002 was deceptive in that economic growth accelerated and, although stocks suffered, it appeared only a matter of time before the economy would continue to blossom, leading to better earnings and a better market as the year progressed.

Unfortunately, that did not happen in the second quarter. Stocks that looked cheap in May, became cheaper in June. Investor sentiment tanked due largely to the economy and its sputtering growth, but also to the erosion of confidence in corporate governance in this country. Investors have become leery of stocks and the market to an extent not seen since the 1970s. Such occurrences are not unexpected coming off the "bubble" of 1998-2000, but it was still a surprise and has had disastrous effects on stock prices.

Needham Small Cap Growth Fund started with a bang on May 22, 2002. We were actually up those first few days, reaching $10.04 on May 24, 2002. We started with modest positions but did so too quickly, and we saw stocks that looked dirt-cheap suddenly become cheaper. We did have the good sense to maintain a large cash position, which was 50.38% as of June 30, 2002. Nonetheless, the Fund was down 7.3% for the shortened quarter.

In this brief span, the Fund beat the S&P 600 and the Nasdaq Composite Index, which were down 8.71% and 12.52%, respectively; but we did not beat the Russell 2000 Index, which was down 6.18%. We did benefit from the large cash position. Our stock picking performance was penalized through a concentration of long positions in technology stocks which we thought had bottomed in mid-June.

OUTLOOK

We plan to focus more on fewer but hopefully better positions. We plan to get out of weaker names and story names, and concentrate more on companies in the industries that we know, which include technology, healthcare and services, both on the long and short side. We also hope to step up our focus on short opportunities across the board to better hedge

Needham Small Cap Growth Fund
--------------------------------------------------------------------------------

against a continuing decline in the market. Other than that, we plan to pick away at good companies that are being penalized in a chaotic market, build our positions and wait for the economy to "muddle through" as this country can do so well.

CONCLUSION

We want to extend a very appreciative thanks to our investors for showing confidence in a new fund in such a challenging environment. We will be working hard to reward your confidence in the coming year and beyond by seeking out attractive discounted long-term growth opportunities.

Please be advised that the Needham Funds second shareholder conference will be held at The University Club, 1 West 57 St., New York, NY, on Thursday, October 17, between 7:00 am and 2:00 pm. We have invited top management from six of our portfolio holdings to make presentations. Please e-mail kwiegman@needhamco.com to reserve your place. Seating is limited and it is on a first-come, first-served basis, so please let us hear from you soon.

If you have any questions, thoughts or concerns, or would like to obtain a prospectus (which should be read carefully before investing in the Fund), please contact us at 1-800-625-7071 or visit our website www.needhamco.com.

Sincerely,

/s/ Vincent E. Gallagher

Vincent E. Gallagher
Portfolio Manager

      ------------------------------------------------------------------------------------
                               COMPARATIVE PERFORMANCE STATISTICS

      BENCHMARKS                                                        SINCE INCEPTION(4)
      ----------                                                        ------------------
      Needham Small Cap Growth Fund                                           (7.30)%
      S&P 600 Index (1)                                                       (8.71)%
      Nasdaq Composite Index (2)                                             (12.52)%
      Russell 2000 Index (3)                                                  (6.18)%
      ------------------------------------------------------------------------------------

1. The S&P 600 Stock Index is a broad unmanaged measure of the U.S. stock market.
2. The Nasdaq Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.
3. The Russell 2000 Index is a broad unmanaged index comprised of the smallest 2000 companies in the Russell 3000.
4. Date of inception 5/22/02.
Note: The average annual returns shown in the above table and accompanying footnotes are historical, reflect changes in share price and are net of expenses. Investment results and the principal value of an investment will vary. Past performance noted above does not guarantee future results. When shares are redeemed, they may be worth more or less than their original cost. Since inception, the Fund's Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

                                                          SEMIANNUAL REPORT 2002
--------------------------------------------------------------------------------

NEEDHAM SMALL CAP GROWTH FUND
Schedule of Investments (Unaudited)
June 30, 2002

                                                              Shares               Value
----------------------------------------------------------------------------------------
COMMON STOCK - (51.7%)
----------------------------------------------------------------------------------------
BUSINESS SERVICES - (1.7%)
First American Corporation                                     3,000          $   69,000
----------------------------------------------------------------------------------------
CONTRACT MANUFACTURING & MATERIALS - (3.6%)
DDI Corp.*                                                    20,000              19,980
Peco II, Inc.*                                                12,500              41,875
Pemstar, Inc.*                                                60,000              79,800
----------------------------------------------------------------------------------------
                                                                                 141,655
----------------------------------------------------------------------------------------
EDA/CAD -- CAM/INTELLECTUAL PROPERTY - (0.3%)
Synplicity, Inc.*                                              3,000              13,740
----------------------------------------------------------------------------------------
ELECTRONICS COMPONENTS & DISTRIBUTION - (0.6%)
Bel Fuse, Inc.*                                                1,000              22,800
----------------------------------------------------------------------------------------
ELECTRONICS, ELECTRICAL EQUIPMENT, &
  INSTRUMENTATION - (0.1%)
Robotic Vision Systems, Inc.*                                  5,000               4,600
----------------------------------------------------------------------------------------
EXPLORATION, PRODUCTION, REFINING & STORAGE - (2.8%)
Chesapeake Energy Corp.*                                      10,000              72,000
Valero Energy Corp.                                            1,000              37,420
----------------------------------------------------------------------------------------
                                                                                 109,420
----------------------------------------------------------------------------------------
FINANCIAL SERVICES - (1.4%)
Brantley Capital Corp.                                         4,000              38,000
Soundview Technology Group Inc.*                              10,000              17,000
----------------------------------------------------------------------------------------
                                                                                  55,000
----------------------------------------------------------------------------------------
FOUNDRIES - (2.1%)
AU Optronics Corp.*+                                          10,000              83,100
----------------------------------------------------------------------------------------
HEALTH CARE/DEATH CARE SERVICES - (1.4%)
First Consulting Group*                                        1,000               8,600
Pediatric Services of America, Inc.*                           2,500              17,550
Ventiv Health, Inc.*                                          10,000              28,200
----------------------------------------------------------------------------------------
                                                                                  54,350
----------------------------------------------------------------------------------------
INDUSTRIAL CHEMICALS, RESINS & LAMINATES - (1.2%)
AXT, Inc.*                                                     5,000              39,900
Hawkins Chemical, Inc.                                         1,000               9,340
----------------------------------------------------------------------------------------
                                                                                  49,240
----------------------------------------------------------------------------------------
MEDICAL DEVICES & SUPPLIES - (3.6%)
Conmed Corp.*+                                                 5,000             111,650
Thermo Electron Corp.*                                         2,000              33,000
----------------------------------------------------------------------------------------
                                                                                 144,650
----------------------------------------------------------------------------------------
NETWORKING & COMMUNICATIONS EQUIPMENT - (1.1%)
3Com Corp.*                                                   10,000              44,000
----------------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Needham Funds, Inc.
--------------------------------------------------------------------------------

THE NEEDHAM FUNDS, INC.

NEEDHAM SMALL CAP GROWTH FUND
Schedule of Investments (Unaudited) (Continued)
June 30, 2002

                                                              Shares               Value
----------------------------------------------------------------------------------------
OPTICAL COMPONENTS - (3.9%)
Agere Systems, Inc. - Class A*                                15,000          $   21,000
Agere Systems, Inc. - Class B*                                15,000              22,500
Corning, Inc.*                                                 7,500              26,625
Finisar Corporation*+                                         30,000              71,100
Newport Corp.*                                                 1,000              15,660
----------------------------------------------------------------------------------------
                                                                                 156,885
----------------------------------------------------------------------------------------
SEMICONDUCTORS CAPITAL EQUIPMENT - (9.2%)
BTU International, Inc.*+                                     18,600              71,796
Dataram Corp.*                                                11,000              41,250
FSI International, Inc.*                                       2,000              14,940
Genus, Inc.*                                                  12,500              24,125
MKS Instruments, Inc.*                                         2,000              40,140
Photronics, Inc.*                                              7,000             132,580
Sipex Corporation*                                             8,000              39,111
----------------------------------------------------------------------------------------
                                                                                 363,942
----------------------------------------------------------------------------------------
SEMICONDUCTORS, MANUFACTURERS & COMMUNICATION
  DEVICES - (2.5%)
Atmel Corp.*                                                   5,000              31,300
Celeritek Inc.*                                               10,000              66,000
Conexant Systems, Inc.*                                        1,000               1,620
----------------------------------------------------------------------------------------
                                                                                  98,920
----------------------------------------------------------------------------------------
SOFTWARE - (5.6%)
Bottomline Technology*                                         5,000              28,245
Infinium Software, Inc.*                                       5,000              30,000
Kronos, Inc.*                                                  1,500              45,734
Phoenix Technologies, Ltd.*                                    5,000              50,000
Plumtree Software, Inc.**                                      1,000               4,980
Rainbow Technologies, Inc.*                                    1,000               4,920
Talx Corporation                                               3,000              56,880
----------------------------------------------------------------------------------------
                                                                                 220,759
----------------------------------------------------------------------------------------
SPECIALITY RETAILING & MANUFACTURING - (2.7%)
Blyth Inc.                                                     3,000              93,660
West Marine, Inc.*                                             1,000              12,760
----------------------------------------------------------------------------------------
                                                                                 106,420
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICE & EQUIPMENT - (3.2%)
ADC Telecommunications, Inc.*+                                40,000              91,600
Aspect Communication Corp.*+                                   5,000              16,000
LCC International Inc.*                                       15,000              21,450
----------------------------------------------------------------------------------------
                                                                                 129,050
----------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS AND EQUIPMENT - (4.7%)
Anaren Microwave, Inc.*                                        9,000              77,760
REMEC, Inc.*                                                   9,000              50,490
Triquint Semiconductor, Inc.*                                  4,000              25,640
Viasat, Inc.*                                                  4,000              33,720
----------------------------------------------------------------------------------------
                                                                                 187,610
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
TOTAL COMMON STOCK (Cost $2,350,926)                                           2,055,141
----------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                          SEMIANNUAL REPORT 2002
--------------------------------------------------------------------------------

                                                              Shares               Value
----------------------------------------------------------------------------------------
TOTAL INVESTMENTS - (51.7%) (Cost $2,350,926)                                 $2,055,141
----------------------------------------------------------------------------------------
Total Securities Sold Short - (-4.2%)                                           (167,565)
----------------------------------------------------------------------------------------
Cash and Other Assets, Less Other Liabilities - (52.5%)                        2,088,574
----------------------------------------------------------------------------------------
NET ASSETS - (100.0%)                                                         $3,976,150
----------------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Needham Funds, Inc.
--------------------------------------------------------------------------------

NEEDHAM SMALL CAP GROWTH FUND
Schedule of Securities Sold Short (Unaudited)
June 30, 2002

                                                              Shares               Value
----------------------------------------------------------------------------------------
SECURITIES SOLD SHORT - (-4.2%)
----------------------------------------------------------------------------------------
EDA/CAD -- CAM/INTELLECTUAL PROPERTY - (-2.1%)
HPL Technologies Inc.*                                         2,000          $   30,120
Synopsys, Inc.*                                                1,000              54,810
----------------------------------------------------------------------------------------
                                                                                  84,930
----------------------------------------------------------------------------------------
SEMICONDUCTORS CAPITAL EQUIPMENT - (-2.1%)
Credence Systems Corp.*                                        1,500              26,655
Silicon Laboratories, Inc.*                                    2,000              55,980
----------------------------------------------------------------------------------------
                                                                                  82,635
----------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT (Proceeds $159,041)                                  167,565
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT - (-4.2%)                                           (167,565)
----------------------------------------------------------------------------------------
Total Investments - (51.7%)                                                    2,055,141
----------------------------------------------------------------------------------------
Cash and Other Assets, Less Other Liabilities - (52.5%)                        2,088,574
----------------------------------------------------------------------------------------
NET ASSETS - (100.0%)                                                         $3,976,150
----------------------------------------------------------------------------------------

 * Non-income producing security.
 + Security position is either entirely or partially held in a segregated account as collateral for securities sold short.

See accompanying notes to financial statements.

                                                          SEMIANNUAL REPORT 2002
--------------------------------------------------------------------------------

Statement of Assets and Liabilities (Unaudited)
June 30, 2002

                                                                    NEEDHAM
                                                                   SMALL CAP
                                                                  GROWTH FUND
-----------------------------------------------------------------------------
ASSETS:
-----------------------------------------------------------------------------
Investments, at Value (Cost $2,350,926)                           $2,055,141
Cash                                                               1,916,156
Receivables:
  Dividends and Interest                                               3,468
  Investment Securities Sold                                         240,352
  Advisor                                                              3,469
-----------------------------------------------------------------------------
     TOTAL ASSETS                                                  4,218,586
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
LIABILITIES:
-----------------------------------------------------------------------------
Securities Sold Short, at Value (Proceeds $159,041)                  167,565
Payables:
  Investment Securities Purchased                                     61,790
Accrued Expenses and Other Liabilities                                13,081
-----------------------------------------------------------------------------
     TOTAL LIABILITIES                                               242,436
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
NET ASSETS                                                        $3,976,150
-----------------------------------------------------------------------------
Shares Outstanding $.001 Par Value
  (Authorized 100,000,000 shares)                                    429,158
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE               $9.27
-----------------------------------------------------------------------------

See accompanying notes to financial statements.

The Needham Funds, Inc.
--------------------------------------------------------------------------------

Statement of Operations (Unaudited)
For the Period May 22, 2002 to June 30, 2002

                                                                    NEEDHAM
                                                                   SMALL CAP
                                                                  GROWTH FUND*
------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------
Interest                                                           $   2,691
Dividends                                                              1,810
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                4,501
------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------
Investment Advisory Fees                                               5,044
Distribution Fees                                                      1,061
Custodian Fees                                                         1,904
Legal Fees                                                             3,948
Shareholders' Reports                                                    122
Directors Fees                                                            70
Audit Fees                                                             5,109
Filing Fees                                                               96
Other Expenses                                                         1,246
------------------------------------------------------------------------------
TOTAL EXPENSES                                                        18,600
------------------------------------------------------------------------------
------------------------------------------------------------------------------
LESS: FEES WAIVED AND/OR EXPENSES REIMBURSED                          (8,513)
------------------------------------------------------------------------------
NET EXPENSES                                                          10,087
------------------------------------------------------------------------------
------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                   (5,586)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENT SECURITIES
------------------------------------------------------------------------------
Net Realized Loss on Investment Securities                              (431)
Change in Unrealized Appreciation (Depreciation) of
  Investment Securities                                             (304,309)
------------------------------------------------------------------------------
NET LOSS ON INVESTMENT SECURITIES                                   (304,740)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(310,326)
------------------------------------------------------------------------------

 * The Needham Small Cap Growth Fund commenced operations on May 22, 2002.

See accompanying notes to financial statements.

                                                          SEMIANNUAL REPORT 2002
--------------------------------------------------------------------------------

Statement of Changes in Net Assets (Unaudited)
For the Period May 22, 2002 to June 30, 2002

                                                                    NEEDHAM
                                                                   SMALL CAP
                                                                  GROWTH FUND*
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
------------------------------------------------------------------------------
OPERATIONS:
------------------------------------------------------------------------------
Net Investment Loss                                                $   (5,586)
Net Realized Loss on Investment Securities                               (431)
Change in Unrealized Appreciation (Depreciation) of
  Investment Securities                                              (304,309)
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 (310,326)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Distributions to Shareholders                                              --
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Capital Share Transactions (Note 5)                                 4,286,476
------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                        3,976,150
------------------------------------------------------------------------------
------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------
Beginning of Period                                                        --
End of Period                                                      $3,976,150
------------------------------------------------------------------------------

 * The Needham Small Cap Growth Fund commenced operations on May 22, 2002

See accompanying notes to financial statements.

The Needham Funds, Inc.
--------------------------------------------------------------------------------

NEEDHAM SMALL CAP GROWTH FUND
Financial Highlights

                                                                  May 22,
                                                                    to
                                                                 June 30,
For a Share Outstanding                                            2002+
Throughout the Period                                           (Unaudited)
---------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $10.00
---------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------
Net Investment Loss                                                (0.01)
Net Realized and Unrealized Gains (Losses) on Securities           (0.72)
---------------------------------------------------------------------------
Total from Investment Operations                                   (0.73)
---------------------------------------------------------------------------
---------------------------------------------------------------------------
LESS DISTRIBUTIONS
---------------------------------------------------------------------------
Net Investment Income                                                 --
Net Realized Gains                                                    --
Total Distributions                                                   --
---------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $ 9.27
---------------------------------------------------------------------------
---------------------------------------------------------------------------
TOTAL RETURN                                                       (7.30)%#
---------------------------------------------------------------------------
Net Assets, End of Period (thousands)                             $3,976
---------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                             2.50%*
Ratio of Expenses to Average Net Assets (Excluding waivers
  and reimbursement of expenses)                                    4.61%*
Ratio of Net Investment Loss to Average Net Assets                 (1.38)%*
Ratio of Net Investment Loss to Average Net Assets
  (Excluding waivers and reimbursement of expenses)                (3.49)%*
Portfolio Turnover Rate                                              131%*

 * Annualized.
 # Non-annualized.
 + The Needham Small Cap Growth Fund commenced operations on May 22, 2002.

See accompanying notes to financial statements.

                                                          SEMIANNUAL REPORT 2002
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)

1. ORGANIZATION

Needham Small Cap Growth Fund ("the Portfolio") is a portfolio of The Needham Funds, Inc. (the "Fund"), which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Needham Funds, Inc. was organized as a Maryland corporation on October 12, 1995. The Portfolio commenced operations on May 22, 2002.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: Investments in securities listed or traded on a nationally recognized securities exchange are valued at the last quoted sales price on the date the valuations are made. Securities regularly traded in the over-the-counter market are valued at the last quoted sales price on the NASDAQ System. If no sales price is available for a listed or NASDAQ security, or if the security is not listed on NASDAQ, such security is valued at a price equal to the mean of the latest bid and ask prices. All other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors.

Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Capital losses after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year.

Temporary Borrowings: The Portfolio has entered into an agreement with the Custodial Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated daily based on the Federal Funds Rate plus one percent. The Portfolio may borrow from banks up to 25% of its total assets and may pledge its assets in connection with these borrowings, provided that no additional investments shall be made while borrowings exceed 5% of its total assets. There were no borrowings during the period ended June 30, 2002.

Other: Security transactions are accounted for on the date the securities are purchased or sold. The cost (proceeds) of investments sold (bought to cover) are determined on a specific identification basis for the purpose of determining gains or losses on sales and buys to cover short positions. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

The Fund has engaged Needham Investment Management L.L.C. (the "Adviser") to manage its investments. The Fund pays the Adviser a fee at the annual rate of 1.25% of the average daily net asset value of the Fund.

The Adviser has voluntarily agreed to waive its fee for, and to reimburse expenses of, the Portfolio in an amount that operates to limit annual operating expenses for the period ended June 30, 2002 to not more than 2.50% of average daily net assets. For the period ended June 30, 2002, the Adviser waived fees and reimbursed expenses in the amount of $8,513.

PFPC Inc. ("PFPC") acts as the Fund's Administrator. The Fund pays PFPC a fee at the annual rate of 0.10% of the average daily net asset value of the Fund, subject to certain minimums. PFPC also acts as the Fund's shareholder servicing agent and transfer agent.

Certain officers and directors of the Fund are also officers and directors of the Adviser.

The Needham Funds, Inc.
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited) (Continued)


4. DISTRIBUTIONS TO SHAREHOLDERS

No distributions were paid to shareholders of the Portfolio for the period ended June 30, 2002.

As of June 30, 2002, the Portfolio had no distributable earnings on a tax basis.

5. CAPITAL SHARE TRANSACTIONS

As of June 30, 2002, the Portfolio had authorized 100,000,000 shares of $.001 par value capital stock.

Transactions in capital stock were as follows:

Period Ended June 30, 2002
--------------------------------------------------------
                                     Amount      Shares
--------------------------------------------------------
Shares sold                        $4,352,879    436,248
Shares issued in reinvestment of
  distributions                           --          --
--------------------------------------------------------
Shares redeemed                      (66,403)     (7,090)
--------------------------------------------------------
Net Increase                       $4,286,476    429,158
--------------------------------------------------------

6. DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Fund pays Needham & Company, Inc. and any other distributor or financial institution with which the Fund has an agreement, a fee at an annual rate of 0.25 of 1% of the Fund's daily average net assets. For the period ended June 30, 2002, the Portfolio incurred distribution fees in the amount of $1,061, which were primarily paid to Needham & Company, Inc.

7. INVESTMENT TRANSACTIONS

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended June 30, 2002.

                                   Purchases     Sales
--------------------------------------------------------
Long transactions                  $2,581,467   $225,843
Short sale transactions               363,462    526,769
--------------------------------------------------------
Total                              $2,944,929   $752,612
--------------------------------------------------------

At June 30, 2002, net unrealized appreciation and depreciation for federal income tax purposes of investment securities was as follows:

--------------------------------------------------------
Gross Unrealized Appreciation                  $  19,164
Gross Unrealized Depreciation                   (323,473)
--------------------------------------------------------
Net                                            $(304,309)
--------------------------------------------------------

8. SHORT SALE TRANSACTIONS

During the period ended June 30, 2002, the Portfolio sold securities short. An equivalent amount of securities owned by the Portfolio is segregated as collateral while the short sales are outstanding. At June 30, 2002, the market value of securities separately segregated to cover short positions was $490,000. For financial statement purposes, an amount equal to the settlement amount is included in the accompanying Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Securities sold short at June 30, 2002 and their related market values and proceeds are set forth in the accompanying Schedule of Securities Sold Short.

9. COMPONENTS OF NET ASSETS

At June 30, 2002 net assets consisted of:

--------------------------------------------------------
Paid-in Capital                               $4,280,890
Accumulated Net Realized Loss                       (431)
Net Unrealized Appreciation (Depreciation)
  of Investment Securities                      (304,309)
--------------------------------------------------------
Total Net Assets                              $3,976,150
--------------------------------------------------------

10. FINANCIAL INSTRUMENTS

In June 1998, The Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities." This statement established accounting and reporting standards for derivative instruments, certain derivative instruments embedded in other contracts and hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the Statement of Assets and Liabilities and measure

                                                          SEMIANNUAL REPORT 2002
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited) (Continued)


those instruments at fair value. The accounting for changes in the fair value of a derivative depends on the use of the derivative and the resulting designation. This statement, as amended by SFAS No. 137, is effective for all fiscal years beginning after June 15, 2000. The Fund has always maintained a policy of valuing its securities positions and derivative instruments at market values or estimated fair values and of including any realized gains or losses in income. The adoption of SFAS No. 133 has not resulted in a valuation or an accounting change in the accompanying financial statements.

In the normal course of its business, the Portfolio may trade various financial instruments with off-balance sheet risk. These financial instruments include securities sold short. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market values of the securities underlying the financial instruments may be in excess of the amounts recognized in the financial statements.

Securities sold short represent obligations of the Portfolio to make future delivery of specific securities and, correspondingly, create an obligation to purchase the securities at market prices prevailing at the later delivery date (or to deliver the securities if already owned by the Portfolio). As a result, short sales create the risk that the Portfolio's ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received on the liability recorded in the financial statements.

[NEEDHAM FUNDS LOGO]

445 Park Avenue
New York, New York 10022-2606
1-800-625-7071

Investment Adviser:
Needham Investment Management L.L.C.
445 Park Avenue
New York, NY 10022-2606

   President
   John C. Michaelson

   Executive Vice President
   and Portfolio Manager
   Vincent E. Gallagher
   - Needham Small Cap Growth Fund

   Directors
   George A. Needham
   John C. Michaelson
   Roger W. Johnson
   James P. Poitras
   F. Randall Smith

Distributor:
Needham & Company, Inc.
445 Park Avenue
New York, NY 10022-2606
212-371-8300

Administrator, Shareholder Servicing
Agent and Transfer Agent:
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809
1-800-625-7071

Custodian:
PFPC Trust Company
8800 Tinicum Boulevard
3(rd) Floor Suite 200
Philadelphia, PA 19153

Counsel:
Fulbright & Jaworski L.L.P.
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New York, NY 10103

Independent Accountants:
Ernst & Young LLP
5 Times Square
New York, NY 10036